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[LOGO] MFS(SM)
INVESTMENT MANAGEMENT


                                                               SEMIANNUAL REPORT
                                                               FEBRUARY 28, 1997

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                            MFS(R) CORE GROWTH FUND
                           MFS(R) EQUITY INCOME FUND
                       MFS(R) SPECIAL OPPORTUNITIES FUND
                             MFS(R) BLUE CHIP FUND
                       MFS(R) CONVERTIBLE SECURITIES FUND
                           MFS(R) NEW DISCOVERY FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                       MFS(R) SCIENCE AND TECHNOLOGY FUND
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
MFS(R) INCUBATOR FUNDS
MFS(R) CORE GROWTH FUND                                             MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) EQUITY INCOME FUND                                           MFS(R) NEW DISCOVERY FUND
MFS(R) SPECIAL OPPORTUNITIES FUND                                   MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) BLUE CHIP FUND                                               MFS(R) SCIENCE AND TECHNOLOGY FUND

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TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin* - Chairman and President                          Massachusetts Financial Services Company
                                                                    500 Boylston Street
Richard B. Bailey* - Private Investor;                              Boston, MA 02116-3741
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company; Director, Cambridge       DISTRIBUTOR
Bancorp; Director, Cambridge Trust Company                          MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
Marshall N. Cohan - Private Investor                                Boston, MA 02116-3741

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,                  TREASURER
Brigham and Women's Hospital; Professor of Surgery, Harvard         W. Thomas London*
Medical School
                                                                    ASSISTANT TREASURER
The Hon. Sir J. David Gibbons, KBE - Chief Executive                James O. Yost*
Officer, Edmund Gibbons Ltd.; Chairman, Bank of
N.T. Butterfield & Son Ltd.                                         SECRETARY
                                                                    Stephen E. Cavan*
Abby M. O'Neill - Private Investor; Director, Rockefeller
Financial Services, Inc. (investment advisers)                      ASSISTANT SECRETARY
                                                                    James R. Bordewick, Jr.*
Walter E. Robb, III - President and Treasurer, Benchmark
Advisors, Inc. (corporate financial consultants); President,        World Wide Web
Benchmark Consulting Group, Inc. (office services);                 www.mfs.com
Trustee, Landmark Funds (mutual funds)
                                                                    INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive Vice President,                 For MFS stock and bond market outlooks, call toll free:
Director and Secretary, Massachusetts Financial Services            1-800-637-4458 anytime from a touch-tone telephone.
Company
                                                                    For information on MFS mutual funds, call your financial
Jeffrey L. Shames* - President and Director, Massachusetts          adviser or, for an information kit, call toll free:
Financial Services Company                                          1-800-637-2929 any business day from 9 a.m. to 5 p.m.
                                                                    Eastern time (or leave a message anytime).
J. Dale Sherratt - President, Insight Resources, Inc.
(acquisition planning specialists)                                  INVESTOR SERVICE
                                                                    MFS Service Center, Inc.
Ward Smith - Former Chairman (until 1994), NACCO Industries;        P.O. Box 2281
Director, Sundstrand Corporation                                    Boston, MA 02107-9906

PORTFOLIO MANAGERS*                                                 For general information, call toll free: 1-800-225-2606
Irfan Ali                                                           any business day from 8 a.m. to 8 p.m. Eastern time.
John F. Brennan, Jr.
Mitchell D. Dynan                                                   For service to speech- or hearing-impaired, call toll free:
Judith Noelle Lamb                                                  1-800-637-6576 any business day from 9 a.m. to 5 p.m.
John D. Laupheimer, Jr.                                             Eastern time. (To use this service, your phone must be
Robert J. Manning                                                   equipped with a Telecommunications Device for the Deaf.)
Lisa B. Nurme
Kevin R. Parke                                                      For share prices, account balances, and exchanges, call toll
Stephen Pesek                                                       free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
Brian E. Stack                                                      touch-tone telephone.

CUSTODIAN
State Street Bank and Trust Company

*Affiliated with the Investment Adviser
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LETTER FROM THE CHAIRMAN

Dear Shareholders:
After more than six years of expansion, the U.S. economy appears to be experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in labor markets, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.
    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this could be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.
    In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Board Chairman Alan Greenspan late in 1996 and earlier this year created some uncertainty about the Federal Reserve's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market means that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

March 14, 1997
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PORTFOLIO MANAGERS' OVERVIEWS

MFS CORE GROWTH FUND
For the six months ended February 28, 1997, Class A shares of the Fund provided a total return of 24.12% and Class I shares returned 24.30%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.50% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.
    Four general themes best describe the Fund's current holdings, which are built from the bottom up based on individual stock selection. First, the Fund seeks companies with high unit sales growth, which supports above-average revenue growth. The second theme pertains to companies that we believe could exhibit accelerated earnings growth driven by new product cycles and/or acquisitions. Third, the Fund seeks companies that are able to control their own destiny via internal changes such as cost cutting or consolidation. This encompasses companies with the potential to make higher-than-average levels of incremental internal investment. Finally, the Fund seeks companies that, in our opinion, have the potential to benefit from a fundamental mismatch in the balance between supply and demand.

/s/ John D. Laupheimer, Jr.                   /s/ Stephen Pesek
    -----------------------------                 ----------------------------
    John D. Laupheimer, Jr.                       Stephen Pesek
    Portfolio Manager                             Portfolio Manager

MFS EQUITY INCOME FUND
For the six months ended February 28, 1997, Class A shares of the Fund provided a total return of 20.26% and Class I shares returned 20.16%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.50% return for the S&P 500.
    The Fund's top holdings were in the financial services, utilities, industrial goods and services, and energy sectors. Within financial services, the Fund has increased its weighting in insurance stocks, an industry in which companies are aggressively reshaping their business portfolios. The Fund has reduced its exposure to gas pipelines, after a strong performance in 1996. Currently, the Fund's utility holdings are concentrated in gas distribution companies, high-quality, low-cost electric utilities, and well-positioned local and long-distance telephone companies. The Fund has maintained exposure to the commercial jet building cycle; however, some profits have been taken in this sector, a strong contributor to performance in 1996. Energy holdings remain focused in both international and domestic companies, which are seeing improved returns despite being in lagging businesses, especially refining, where we believe a slow recovery is underway.
    The Fund continues to seek holdings in companies that we anticipate will provide attractive dividend yields and reasonable valuations, characteristics that we believe could provide protection against price declines in a volatile market.

/s/ Lisa B. Nurme
    --------------------------------
    Lisa B. Nurme
    Portfolio Manager

MFS SPECIAL OPPORTUNITIES FUND
For the six months ended February 28, 1997, Class A shares of the Fund provided a total return of 12.59% and Class I shares returned 12.78%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.50% return for the S&P 500.
    The Fund continues to have the majority of its assets in common stocks because we have found few interesting opportunities in the distressed and high-yield markets. The Fund's holdings can be separated as follows: one-third in equities of companies that have emerged from bankruptcy, such as Anacomp; one-third in leveraged-company equities, such as Maxxam; and one-third in companies that we feel have significant earnings power and that trade at a substantial discount to their anticipated long-term growth rates, such as Tyco International. The Fund has also benefited from being invested in companies that have been taken over. Two recent examples include Loral and Eljer Industries. The Fund will continue its value-oriented style of investing and will patiently wait for the markets to present what we feel are more interesting opportunities over time.

/s/ John F. Brennan, Jr.                       /s/ Robert J. Manning
    --------------------------------               ----------------------------
    John F. Brennan, Jr.                           Robert J. Manning
    Portfolio Manager                              Portfolio Manager

MFS BLUE CHIP FUND
The Fund commenced operations on January 2, 1997 and, from that date through February 28, 1997, provided a total return of 4.30%. This return, which assumes the reinvestment of distributions but excludes the effects of any sales charges, compares to a 7.08% return for the S&P 500 for the same period.
    The investment strategy of the Fund is predicated on the assumption that the U.S. economy will grow slowly during 1997 and that interest rates will remain fairly stable. Given the longevity of the current economic recovery and the high levels of consumer debt, we believe that the economic risks are on the downside. During the second half of 1997, investors could become increasingly concerned about slower growth or a recession during 1998. If this scenario unfolds, then interest rates could move downward. The Fund is positioned to anticipate this potential change in perception, with the bulk of its investments in companies that we believe can sustain double-digit earnings growth in this type of environment. Earnings ultimately drive stock prices, and investors will bid up prices of companies that can achieve above-average earnings growth.
    The Fund's current industry weightings reflect a fairly defensive posture that is consistent with this economic scenario. While sector allocations have been made, the Fund's holdings are diverse and spread across many industries. For example, the Fund is significantly underweighted in the basic materials, auto, and housing sectors. Conversely, it is overweighted in consumer staples and health care. Industrial goods are overweighted but skewed toward aerospace and defense companies that, we believe, should perform relatively well in a slow-growth economy. Similarly, the retail weighting is greater than the market's, but two-thirds of this is in supermarkets and drug stores. The financial services weighting is close to that of the S&P 500, with an emphasis on high-quality regional banks and insurance companies. The weightings in the energy and utilities and communications sectors also approximate those of the market. While we believe these holdings offer modest price appreciation, they are viewed as the ballast in the portfolio. Emphasis has also been placed on companies that have significant recurring revenue streams and participate in dynamic, high-growth markets. Examples are First Data, IKON, and DST Systems. For the same reasons, the bulk of the Fund's technology investments are in the software industry.

/s/ Mitchell D. Dynan
    ------------------------------
    Mitchell D. Dynan
    Portfolio Manager

MFS CONVERTIBLE SECURITIES FUND
The Fund commenced operations on January 2, 1997 and from that date through February 28, 1997, provided a total return of 1.50%. This return, which assumes the reinvestment of distributions but excludes the effects of any sales charges, compares to a 2.53% return for the Merrill Lynch All Convertibles Index, an unmanaged index of 509 convertible securities, and a 2.60% return for the average convertible securities fund for the same period as tracked by Lipper Analytical Services, an independent firm that monitors mutual fund performance.
    The Fund has taken an extremely defensive posture to preserve capital due to what we feel are the stock market's current high valuation and its increased volatility. Convertible securities comprise 88% of the portfolio versus the required 65% minimum. Increased demand for the convertible asset class has led to a more expensive convertible securities market, as illustrated by the aggressive pricing of new issues. In response, the portfolio is skewed toward convertibles that are technically cheap (i.e., those whose price movements correlate well with the upward price movements in the underlying common stock) and that have above-average yield.
    The Fund's overall strategy is to invest in companies that are benefiting from one or more of the following trends: industry consolidation, market dominance, or cost containment. Performance was favorably impacted by overweightings in industrial goods and services companies such as Browning Ferris and U.S. Filter; consumer staples such as Dole Foods; retailers such as Saks Fifth Avenue and K-Mart; financial services companies such as Conseco, NationsBank, and Finova; and technology companies such as Baan and Xilinx.
    Performance has been hindered by basic materials companies such as RMI Titanium and Titanium Metals and, to a lesser extent, by energy companies such as Enron Oil & Gas and Devon Energy. A value-oriented approach will continue to be used to evaluate company fundamentals and technical aspects of convertible securities.

/s/ Judith Noelle Lamb
    ----------------------------
    Judith Noelle Lamb
    Portfolio Manager


MFS NEW DISCOVERY FUND
The Fund commenced operations on January 2, 1997 and, from that date through February 28, 1997, provided a total return of 0.90%. This return, which assumes the reinvestment of distributions but excludes the effects of any sales charges, compares to a -0.48% return for the Russell 2000 Total Return Index, an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American
Stock Exchange, and NASDAQ.
    The Fund maintains significant weightings in technology, health services, financial services, and lodging -- sectors that we believe will experience sustainable earnings growth well in excess of that of the overall economy. The Fund's favorable performance versus the Russell 2000 Index reflects the exceptional strength shown by its financial services and lodging holdings. The former, such as Franklin Resources and Reliastar Financial, are experiencing strong asset and earnings growth, as individuals both in the United States and abroad are paying increased attention to building retirement assets. The portfolio has also seen strong gains in the shares of several operators of high-end hotel chains, such as Renaissance Hotels and Wyndham Hotels. These companies are experiencing rapid earnings growth, reflecting strong industry supply/demand fundamentals. Due to the sell-off of technology shares early in 1997, these stocks have hindered the Fund's performance. However, we remain convinced that the technology sector offers the single best secular growth opportunity in our economy, and our holdings are concentrated in companies that we believe are well positioned and attractively valued. As a result, we expect holdings such as Cadence Design Systems to contribute materially to the Fund's future performance.
    The Fund will continue to seek what we feel are attractively valued, emerging growth companies that can provide exceptional long-term returns. Of late, the performance of larger-company shares has significantly outpaced that of smaller-company stocks. Additionally, growing worries about inflationary pressures have prompted an ongoing sell-off in many high-quality emerging growth stocks that we would, heretofore, have considered overpriced. As a result of these factors, we are encountering a greater number of what we see as attractive investment opportunities, and we remain optimistic about the Fund's future prospects.

/s/ Brian E. Stack
    ------------------------------
    Brian E. Stack
    Portfolio Manager

MFS RESEARCH INTERNATIONAL FUND
The Fund commenced operations on January 2, 1997 and, from that date through February 28, 1997, provided a total return of -1.50%. This return, which assumes the reinvestment of distributions but excludes the effects of any sales charges, compares to a -1.87% return for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an unmanaged index of international stocks.
    The top five sectors in the Fund are technology (15.8% of assets), financial services (15.7%), utilities and communications (10.9%), retailing (10.2%), and industrial goods and services (10.0%).
    The three top holdings in the Fund, which uses a bottom-up, fundamental approach to investing, are in the technology sector with Sony, Canon, and TDK Corporation. We believe Sony's new digital product launches and strong product pipeline offer the company significant opportunities, while management's compensation is directly tied to the company's performance. Also, through major distributors in Europe and Japan, Sony Pictures' new management team will soon be able to capitalize on the 3,400 movie titles it has in its motion picture bank. As a result, we anticipate that operating profits could grow at an average of over 20% over the next couple of years.
    Canon's underlying operating growth should be at 12% in the coming year. We feel that the company's valuation is currently cheap for a quality growth company. TDK has strong proprietary technology in a number of high-growth component markets. We expect these products to continue providing strong earnings growth over the next couple of years.
    Our top holding in the utilities and communications sector is PowerGen, a British electric utility. There is currently strong industry demand and availability at PowerGen's plants. As a result, production should be higher than expected, and market share should be around 20% to 21%. Several of our top holdings are also in the retail sector. Companies such as ASDA, Kwik-Fit, and Storehouse all offer what we believe is good earnings potential at reasonable valuations. Within the financial services sector, several banks and insurance companies in Hong Kong, Great Britain, France, and Japan have demonstrated good earnings growth, which, coupled with substantial cost savings, is yielding excellent results.

/s/ Kevin R. Parke
    ------------------------------
    Kevin R. Parke
    Director of Research

The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

MFS SCIENCE AND TECHNOLOGY FUND
The Fund commenced operations on January 2, 1997 and, from that date through February 28, 1997, provided a total return of 0.80%. This return, which assumes the reinvestment of distributions but excludes the effects of any sales charges, compares to a 1.47% return over the same period for the NASDAQ-OTC Index, an unmanaged index of common stocks traded on NASDAQ. The Fund's performance during this period also compares to a -1.05% return for the average technology fund as tracked by CDA/Wiesenberger, an independent firm that reports mutual fund performance.
    The Fund's holdings are focused in the computer software, networking, computer services, and semiconductor sectors. We believe that the long-term outlook for these sectors is highly favorable due to several key factors, such as growth in unit shipments of personal computers, increases in computing power, new products, and expansion of international markets. The Fund seeks companies that are fast growing, have market share leadership, and have a defensible strategic position. Top holdings include Computer Associates, Synopsis, and Intel. All three dominate their respective market segments, are highly profitable, and have recently introduced new products that could potentially accelerate growth.
    The Fund's performance is significantly impacted by the performance of its industry sectors. Year to date, the stocks in this area have been extremely volatile. Fund performance has been negatively affected by market declines in the software and networking sectors. The Fund has, however, used its cash position to purchase stocks whose prices have come down due to market volatility but which, we believe, have substantial prospects for appreciation.

/s/ Irfan Ali
    ---------------------------------
    Irfan Ali
    Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

IRFAN ALI joined MFS in 1993 as an industry specialist. A graduate of Harvard College and the Harvard University Graduate School of Business Administration, he was named Assistant Vice President in 1996 and Vice President in 1997.

JOHN F. BRENNAN has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and Stanford University's Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President in 1995.

MITCHELL D. DYNAN joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Mr. Dynan became Portfolio Manager of Massachusetts Investors Trust in 1995.

JUDITH NOELLE LAMB is a Vice President of MFS and a member of the portfolio management team of MFS Total Return Fund. She specializes in convertible securities. Ms. Lamb joined MFS in 1992 as a research analyst. She is a graduate of New York University and the New York University Graduate School of Business.

ROBERT J. MANNING began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and Boston College's Graduate School of Management, he was named Vice President - Investments in 1988 and Senior Vice President in 1993.

LISA B. NURME joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. Ms. Nurme is a graduate of the University of North Carolina.

KEVIN R. PARKE joined the MFS Research Department in 1985 as an industry specialist. He was named Assistant Vice President - Investments in 1987, Vice President - Investments and Portfolio Manager of MFS(R) Capital Growth Fund in 1988, Portfolio Manager of Massachusetts Investors Trust in 1991, Senior Vice President in 1993, and Director of Equity Research in 1995. Mr. Parke is a graduate of Lehigh University and the Harvard University Graduate School of Business Administration.

STEPHEN PESEK joined MFS as a research analyst in 1994 and was that year named Vice President - Investments. He is a graduate of the University of Pennsylvania and Columbia University.

BRIAN E. STACK joined the MFS Research Department as Vice President - Investments in 1993. A graduate of Boston College and the Darden School of Business of the University of Virginia, he has worked as an equity analyst since 1987. Mr. Stack has served as Portfolio Manager of MFS Institutional Emerging Equities Fund since January 1996.

INVESTMENT OBJECTIVES AND POLICIES

Currently, each Fund only offers Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts as well as members of the governing boards of the various Funds sponsored by MFS.

MFS CORE GROWTH FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies that have above-average growth potential. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycles that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

MFS EQUITY INCOME FUND
The primary objective of the Fund is reasonable income. In selecting investments, the Fund also considers the potential for capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in income producing equity securities. The Fund may also invest up to 35% of its total assets in fixed-income securities, including up to 20% in fixed-income securities rated "BB" or lower by Standard & Poor's Rating Group or Fitch Investors Service, Inc., or "Ba" or lower by Moody's Investors Service, Inc.

MFS SPECIAL OPPORTUNITIES FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed-income securities that represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer.

MFS BLUE CHIP FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known, stable and established companies that the Fund's managers believe have above-average capital appreciation potential, and may invest up to 35% of its total assets in other securities (including emerging growth companies) offering an opportunity for capital appreciation.

MFS CONVERTIBLE SECURITIES FUND
The objective of the Fund is high total return through a combination of current income and capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible securities, and may invest up to 35% in nonconvertible corporate and U.S. government fixed-income securities, equity securities, and money market instruments. The Fund may engage in short sales.

MFS NEW DISCOVERY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies of any size that the Fund's managers believe offer superior prospects for growth, and emphasizes companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). The Fund may also invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

MFS RESEARCH INTERNATIONAL FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States, and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation.

MFS SCIENCE AND TECHNOLOGY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies that the Fund's managers expect to benefit from scientific and technological advances and improvements, including companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). The Fund may also invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

PERFORMANCE SUMMARY

Because mutual funds like MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN FOR PERIODS ENDED FEBRUARY 28, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

MFS CORE GROWTH FUND                                                                 6 Months            1 Year     Life of Fund*

Cumulative Total Return                                                               +24.12%           +40.40%          +53.03%
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Average Annual Total Return                                                              --             +40.40%          +44.36%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                                              --             +33.77%          +38.41%
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

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                                     6 Months            1 Year     Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                               +24.30%           +40.61%          +53.27%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              --             +40.61%          +44.55%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                                              --             +33.97%          +38.59%
-----------------------------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's operations, January 2, 1996 to February 28, 1997.

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

MFS EQUITY INCOME FUND                                                               6 Months            1 Year     Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                               +20.26%           +28.50%          +33.12%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              --             +28.50%          +28.00%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                                              --             +22.36%          +22.73%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                                     6 Months            1 Year     Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                               +20.16%           +28.40%          +33.02%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              --             +28.40%          +27.92%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                                              --             +22.26%          +22.64%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

MFS SPECIAL OPPORTUNITY FUND                                                         6 Months            1 Year     Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                               +12.59%           +22.39%          +27.90%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              --             +22.39%          +23.66%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                                              --             +16.59%          +18.56%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                                     6 Months            1 Year     Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                               +12.78%           +28.60%          +28.12%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              --             +28.60%          +23.84%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                                              --             +16.79%          +18.73%
-----------------------------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, January 2, 1996 to February 28, 1997.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

SEC results include the maximum 4.75% sales charge.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance would have been higher had Class I shares been outstanding during the entire period. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales load.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

MFS CORE GROWTH FUND
Stocks - 80.0%
----------------------------------------------------------------------------------------------
Issuer                                                                  Shares           Value
----------------------------------------------------------------------------------------------
U.S. Stocks - 73.8%
  Aerospace - 3.1%
    Allied Signal, Inc.                                                    200      $   14,450
    Goodrich (B.F.) Co.                                                    350          14,219
    Thiokol Corp.                                                          200          11,150
    United Technologies Corp.                                              200          15,050
                                                                                    ----------
                                                                                    $   54,869
----------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    Compass Bancshares, Inc.                                                75      $    3,347
    Norwest Corp.                                                          200           9,950
                                                                                    ----------
                                                                                    $   13,297
----------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    HMT Technology Corp.*                                                  500      $    9,563
    Sun Microsystems, Inc.*                                                500          15,437
                                                                                    ----------
                                                                                    $   25,000
----------------------------------------------------------------------------------------------
  Business Machines - Peripherals - 0.7%
    Seagate Technology                                                     250      $   11,813
----------------------------------------------------------------------------------------------
  Business Services - 3.1%
    Administaff, Inc.*                                                     100      $    2,388
    Computer Sciences Corp.                                                250          16,875
    CUC International, Inc.                                                400           9,550
    Ikon Office Solutions, Inc.                                            400          16,500
    Loewen Group, Inc.                                                     260           8,385
    Nu Skin Asia Pacific, Inc.*                                            100           2,912
                                                                                    ----------
                                                                                    $   56,610
----------------------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    Telephone & Data Systems, Inc.                                         150      $    6,000
----------------------------------------------------------------------------------------------
  Chemicals - 2.2%
    Air Products & Chemicals, Inc.                                         150      $   11,119
    Betzdearborn, Inc.                                                     300          19,462
    Praxair, Inc.                                                          200           9,725
                                                                                    ----------
                                                                                    $   40,306
----------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Electronic Arts, Inc.*                                                 200      $    6,250
    First Data Corp.                                                       200           7,325
    Spectrum Holobyte, Inc.*                                               700           5,775
                                                                                    ----------
                                                                                    $   19,350
----------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.6%
    BMC Software, Inc.*                                                    780      $   33,394
    Cadence Design Systems, Inc.*                                          350          12,906
    Compaq Computer Corp.                                                  200          15,850
    Compuware Corp.                                                        300          18,675
    Oracle Systems Corp.*                                                  200           7,850
    USCS International, Inc.*                                              300           6,225
    Xionics Document Technologies*                                         400           6,800
                                                                                    ----------
                                                                                    $  101,700
----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.8%
    Colgate-Palmolive Co.                                                  100      $   10,350
    Philip Morris Cos., Inc.                                               210          28,376
    Schweitzer-Mauduit International, Inc.                                 200           6,825
    Tyco International Ltd.                                              1,275          75,225
    United States Rentals, Inc.*                                           100           1,900
                                                                                    ----------
                                                                                    $  122,676
----------------------------------------------------------------------------------------------
  Electronics - 3.8%
    Altera Corp.*                                                          275      $   12,478
    Analog Devices, Inc.*                                                  100           2,325
    Atmel Corp.                                                            425          15,884
    Intel Corp.                                                            100          14,188
    Kulicke & Soffa Industries, Inc.*                                      500          13,250
    Xilinx, Inc.*                                                          250          11,281
                                                                                    ----------
                                                                                    $   69,406
----------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    ITT Corp.*                                                             200      $   11,300
----------------------------------------------------------------------------------------------
  Financial Institutions - 3.0%
    Beneficial Corp.                                                       100      $    6,913
    Federal Home Loan Mortgage Corp.                                       400          11,900
    Federal National Mortgage Assn.                                        350          14,000
    Finova Group, Inc.                                                     100           7,637
    Franklin Resources, Inc.                                               100           5,850
    Student Loan Corp.                                                     200           8,075
                                                                                    ----------
                                                                                    $   54,375
----------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.3%
    Earthgrains Co.                                                        175      $    9,581
    Hershey Foods Corp.                                                    400          18,250
    Hudson Foods, Inc.                                                     600          10,500
    PepsiCo, Inc.                                                          500          16,438
    Smith's Food & Drug Centers, Inc.                                      700          23,012
                                                                                    ----------
                                                                                    $   77,781
----------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.3%
    Kimberly-Clark Corp.                                                    75      $    7,950
    Unisource Worldwide, Inc.                                              737          15,846
                                                                                    ----------
                                                                                    $   23,796
----------------------------------------------------------------------------------------------
  Insurance - 4.3%
    Chubb Corp.                                                            300      $   17,587
    Conseco, Inc.                                                          400          15,700
    ITT Hartford Group, Inc.                                               100           7,500
    PennCorp Financial Group, Inc.                                         400          14,000
    Reliastar Financial Corp.                                              200          12,400
    Travelers Group, Inc.                                                  200          10,725
                                                                                    ----------
                                                                                    $   77,912
----------------------------------------------------------------------------------------------
  Medical and Health Products - 3.1%
    Bristol-Myers Squibb Co.                                               250      $   32,625
    Mentor Corp.                                                           600          14,925
    Zoll Medical Corp.*                                                    800           8,600
                                                                                    ----------
                                                                                    $   56,150
----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.7%
    AmeriSource Health Corp.*                                              200      $   10,075
    Cardinal Health, Inc.                                                  150           9,225
    HBO & Co.                                                              225          12,966
    HealthSouth Corp.*                                                     150           6,038
    Safeguard Health Enterprises, Inc.                                     450           6,637
    St. Jude Medical, Inc.                                                 500          19,750
    Tenet Healthcare Corp.                                                 800          21,700
    Trigon Healthcare, Inc.*                                               100           1,788
    United Healthcare Corp.                                                300          14,962
    Vivra, Inc.*                                                           600          17,850
                                                                                    ----------
                                                                                    $  120,991
----------------------------------------------------------------------------------------------
  Oil Services - 1.6%
    Baker Hughes, Inc.                                                     200      $    7,100
    Camco International, Inc.                                              200           7,725
    Diamond Offshore Drilling, Inc.*                                       125           7,375
    Input/Output, Inc.*                                                    300           6,413
                                                                                    ----------
                                                                                    $   28,613
----------------------------------------------------------------------------------------------
  Photographic Products - 1.0%
    Eastman Kodak Co.                                                      200      $   17,925
----------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Burlington Northern Santa Fe Railway Co.                                75      $    6,244
    Wisconsin Central Transportation Corp.*                                200           7,175
                                                                                    ----------
                                                                                    $   13,419
----------------------------------------------------------------------------------------------
  Restaurants and Lodging - 5.0%
    Coldwater Creek, Inc.*                                                 100      $    1,838
    HFS, Inc.*                                                             360          24,660
    Hilton Hotels Corp.                                                    350           8,794
    Host Marriott Corp.*                                                   700          12,600
    Prime Hospitality Corp.*                                               500           8,250
    Promus Hotel Corp.*                                                    100           3,537
    Renaissance Hotel Group NV*                                            500          14,812
    Servico, Inc.*                                                         350           6,737
    Wyndham Hotel Corp.*                                                   350           9,844
                                                                                    ----------
                                                                                    $   91,072
----------------------------------------------------------------------------------------------
  Stores - 8.7%
    American Stores Co.                                                    300      $   13,425
    Ann Taylor Stores Corp.*                                               600          12,000
    CVS Corp.                                                              350          16,187
    Hollywood Entertainment Corp.*                                         500          12,000
    Longs Drug Stores Corp.                                                500          12,688
    Office Depot, Inc.*                                                    400           7,600
    Rite-Aid Corp.                                                       1,100          46,337
    Staples, Inc.*                                                       1,675          36,222
                                                                                    ----------
                                                                                    $  156,459
----------------------------------------------------------------------------------------------
  Supermarkets - 2.2%
    Kroger Co.*                                                            300      $   15,900
    Safeway, Inc.*                                                         500          24,062
                                                                                    ----------
                                                                                    $   39,962
----------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    Cable Design Technologies Corp.                                        550      $   14,575
    Lucent Technologies, Inc.                                              250          13,469
                                                                                    ----------
                                                                                    $   28,044
----------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    National Fuel Gas Co.                                                  200      $    8,600
----------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    MCI Communications Corp.                                               225      $    8,044
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $1,335,470
----------------------------------------------------------------------------------------------
Foreign Stocks - 6.2%
  Canada - 1.0%
    Canadian National Railway Co. (Railroads)                              200      $    7,275
    Philip Environmental, Inc. (Business Services)                         650          10,644
                                                                                    ----------
                                                                                    $   17,919
----------------------------------------------------------------------------------------------
  Ireland - 0.8%
    Elan Corp. PLC, ADR (Medical and Health Products)*                     450      $   15,581
----------------------------------------------------------------------------------------------
  Sweden - 0.8%
    Astra AB, "A", ADR (Medical and Health Products)                       200      $    9,625
    Astra AB, "B", ADR (Pharmaceuticals)                                   100           4,674
                                                                                    ----------
                                                                                    $   14,299
----------------------------------------------------------------------------------------------
  Switzerland - 1.9%
    Logitech International (Electrical Equipment)*                         100      $   17,023
    Novartis AG (Pharmaceuticals)                                           15          17,151
                                                                                    ----------
                                                                                    $   34,174
----------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    Danka Business Systems, ADR (Business Services)                        250      $   10,469
    Grand Metropolitan (Food and Beverage Products)                      1,300           9,644
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                                            150          11,137
                                                                                    ----------
                                                                                    $   31,250
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  113,223
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,377,962)                                          $1,448,693
----------------------------------------------------------------------------------------------

Warrant - 0.1%
----------------------------------------------------------------------------------------------
  Ciba Specialty Chemicals AG* (Identified Cost, $0)                        15      $      950
----------------------------------------------------------------------------------------------

Short-Term Obligation - 21.0%
----------------------------------------------------------------------------------------------
                                                              Principal Amount
                                                                 (000 Omitted)
----------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 3/03/97, at Amortized Cost                 $ 380      $  379,888
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,757,850)                                     $1,829,531

Other Assets, Less Liabilities - (1.1)%                                                (19,585)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,809,946
----------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

MFS EQUITY INCOME FUND
Stocks - 85.3%
----------------------------------------------------------------------------------------------
Issuer                                                                    Shares         Value
----------------------------------------------------------------------------------------------
U.S. Stocks - 78.1%
  Aerospace - 5.1%
    General Dynamics Corp.                                                   140      $  9,415
    Goodrich (B.F.) Co.                                                      300        12,187
    United Technologies Corp.                                                360        27,090
                                                                                      --------
                                                                                      $ 48,692
----------------------------------------------------------------------------------------------
  Automotive - 1.7%
    Ford Motor Co.                                                           170      $  5,589
    TRW, Inc.                                                                200        10,475
                                                                                      --------
                                                                                      $ 16,064
----------------------------------------------------------------------------------------------
  Banks and Credit Companies - 7.7%
    Bank of Boston Corp.                                                     120      $  9,045
    Chase Manhattan Corp.                                                     90         9,011
    First Commerce Corp.                                                     250        10,375
    First Hawaiian, Inc.                                                     300         9,975
    Fleet/Norstar Financial Group, Inc.                                      200        12,200
    National City Corp.                                                      250        12,625
    PNC Bank Corp.                                                           230         9,746
                                                                                      --------
                                                                                      $ 72,977
----------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    Digital Equipment Corp.*                                                  30      $    983
----------------------------------------------------------------------------------------------
  Chemicals - 6.3%
    Air Products & Chemicals, Inc.                                           200      $ 14,825
    Betzdearborn, Inc.                                                       270        17,516
    Dexter Corp.                                                             500        14,750
    Ferro Corp.                                                              420        13,230
                                                                                      --------
                                                                                      $ 60,321
----------------------------------------------------------------------------------------------
  Construction Services - 1.1%
    Martin Marietta Materials, Inc.                                          400      $ 10,550
----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.5%
    American Brands, Inc.                                                    140      $  7,368
    Colgate-Palmolive Co.                                                     80         8,280
    Philip Morris Cos., Inc.                                                 130        17,566
    Sherwin Williams Co.                                                     180        10,102
                                                                                      --------
                                                                                      $ 43,316
----------------------------------------------------------------------------------------------
  Electrical Equipment - 2.9%
    Cooper Industries, Inc.                                                  220      $  9,735
    General Electric Co.                                                     100        10,288
    Hubbell, Inc.                                                            190         8,051
                                                                                      --------
                                                                                      $ 28,074
----------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Union Planters Corp.                                                     280      $ 12,530
----------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.1%
    General Mills, Inc.                                                      100      $  6,525
    Heinz (H.J.) Co.                                                         250        10,406
    Hormel Foods Corp.                                                       400        10,500
    PepsiCo, Inc.                                                            350        11,506
                                                                                      --------
                                                                                      $ 38,937
----------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Unisource Worldwide, Inc.                                                500      $ 10,750
----------------------------------------------------------------------------------------------
  Insurance - 4.4%
    Allstate Corp.                                                           140      $  8,873
    Chubb Corp.                                                              200        11,725
    CIGNA Corp.                                                               70        10,701
    Torchmark Corp.                                                          180        10,597
                                                                                      --------
                                                                                      $ 41,896
----------------------------------------------------------------------------------------------
  Medical and Health Products - 3.0%
    Bristol-Myers Squibb Co.                                                 100      $ 13,050
    Pharmacia & Upjohn, Inc.                                                 230         8,481
    Rhone-Poulenc Rorer, Inc.                                                100         7,100
                                                                                      --------
                                                                                      $ 28,631
----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    United Healthcare Corp.                                                  170      $  8,479
----------------------------------------------------------------------------------------------
  Metals and Minerals - 0.8%
    Century Aluminum Co.                                                     480      $  7,920
----------------------------------------------------------------------------------------------
  Oils - 5.2%
    Atlantic Richfield Co.                                                    60      $  7,500
    Exxon Corp.                                                              110        10,986
    Mobil Corp.                                                              100        12,275
    Texaco, Inc.                                                             100         9,887
    USX-Marathon Group                                                       350         9,319
                                                                                      --------
                                                                                      $ 49,967
----------------------------------------------------------------------------------------------
  Photographic Products - 1.4%
    Eastman Kodak Co.                                                        150      $ 13,444
----------------------------------------------------------------------------------------------
  Pollution Control - 0.7%
    WMX Technologies, Inc.                                                   200      $  6,325
----------------------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Gannett Co., Inc.                                                         50      $  3,988
----------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 5.4%
    Boykin Lodging Co.*                                                      170      $  3,740
    Brandywine Reality Trust                                                 400         8,250
    Golf Trust America, Inc.*                                                450        10,912
    Hospitality Properties Trust                                             280         9,065
    Storage Trust Reality                                                    330         8,869
    TriNet Corporate Realty Trust, Inc.                                      300        10,238
                                                                                      --------
                                                                                      $ 51,074
----------------------------------------------------------------------------------------------
  Stores - 2.0%
    Rite-Aid Corp.                                                           230      $  9,689
    Smith's Food & Drug Centers, Inc.                                        300         9,863
                                                                                      --------
                                                                                      $ 19,552
----------------------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Kroger Co.*                                                              200      $ 10,600
----------------------------------------------------------------------------------------------
  Utilities - Electric - 5.3%
    Carolina Power & Light Co.                                               100      $  3,713
    Cinergy Corp.                                                            270         9,315
    Dominion Resources, Inc.                                                 250        10,063
    FPL Group, Inc.                                                          140         6,370
    Pinnacle West Capital Corp.                                              280         8,750
    Public Service Co. of Colorado                                           100         3,900
    Sierra Pacific Resources                                                 280         8,190
                                                                                      --------
                                                                                      $ 50,301
----------------------------------------------------------------------------------------------
  Utilities - Gas - 6.8%
    Brooklyn Union Gas Co.                                                   280      $  7,980
    Energen Corp.                                                            300         9,000
    KN Energy, Inc.                                                          230         9,085
    National Fuel Gas Co.                                                    250        10,750
    Oneok, Inc.                                                              300         8,550
    PanEnergy Corp.                                                          180         7,672
    UGI Corp.                                                                480        11,940
                                                                                      --------
                                                                                      $ 64,977
----------------------------------------------------------------------------------------------
  Utilities - Telephone - 4.8%
    GTE Corp.                                                                280      $ 13,090
    MCI Communications Corp.                                                 300        10,725
    Pacific Telesis Group                                                    250        10,187
    Sprint Corp.                                                             250        11,375
                                                                                      --------
                                                                                      $ 45,377
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $745,725
----------------------------------------------------------------------------------------------
Foreign Stocks - 7.2%
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)                                340      $ 12,368
----------------------------------------------------------------------------------------------
  France - 1.1%
    Elf Aquitaine, ADR (Oils)                                                220      $ 10,560
----------------------------------------------------------------------------------------------
  Switzerland - 1.2%
    Novartis AG (Pharmaceuticals)*                                            10      $ 11,434
----------------------------------------------------------------------------------------------
  United Kingdom - 3.6%
    British Petroleum PLC, ADR (Oils)                                        110      $ 14,561
    Grand Metropolitan (Food and Beverage Products)                        1,300         9,645
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                                              140        10,395
                                                                                      --------
                                                                                      $ 34,601
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 68,963
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $721,896)                                              $814,688
----------------------------------------------------------------------------------------------

Warrant - 0.1%
----------------------------------------------------------------------------------------------
  Ciba Specialty Chemicals AG* (Identified Cost, $0)                          10      $    633
----------------------------------------------------------------------------------------------

Convertible Bonds - 1.5%
----------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
----------------------------------------------------------------------------------------------
  North American Vaccine, Inc., 6.5s, 2003##                                 $ 8      $  8,080
  Robbins & Myers, Inc., 6.5s, 2003                                            5         5,875
----------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $13,440)                                    $ 13,955
----------------------------------------------------------------------------------------------

Preferred Stock - 1.1%
----------------------------------------------------------------------------------------------
Issuer                                                                    Shares         Value
----------------------------------------------------------------------------------------------
Germany - 1.1%
  Henkel KGaA (Consumer Goods and Services) (Identified
    Cost, $8,995)                                                            200      $ 10,670
----------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 9.9%
----------------------------------------------------------------------------------------------
Aerospace - 0.8%
  Loral Space & Communications Corp., 6s, 2006##                             150      $  7,725
----------------------------------------------------------------------------------------------
Financial Institutions - 1.9%
  Finova Finance Trust, 5.5s, 2016                                           160      $  9,240
  Penncorp Financial Group, Inc., $3.50##                                    160         9,440
                                                                                      --------
                                                                                      $ 18,680
----------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.0%
  McKesson Financing Trust, $2.50, 2027##                                    180      $  9,518
----------------------------------------------------------------------------------------------
Metals and Minerals - 0.9%
  Timet Capital Trust, "I", 6.625s, 2026##                                   170      $  8,245
----------------------------------------------------------------------------------------------
Oils - 1.9%
  Tosco Financing Trust, 5.75s##                                             160      $  8,540
  Unocal Capital Trust Corp., 6.25s, 2026                                    171         9,597
                                                                                      --------
                                                                                      $ 18,137
----------------------------------------------------------------------------------------------
Pollution Control - 1.1%
  Browning-Ferris Industries, Inc., ACES, 7.25%                              320      $ 10,280
----------------------------------------------------------------------------------------------
Utilities - Gas - 2.4%
  Enron Corp., 6.25s                                                         400      $  8,350
  Williams Cos., Inc., $3.50##                                                50         5,131
                                                                                      --------
                                                                                      $ 13,481
----------------------------------------------------------------------------------------------
Utilities - Telephone - 0.9%
  Salomon, Inc., DECS (Cincinnati Bell, Inc.), 6.25s, 2001                   140      $  8,575
----------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$89,424)                                                                              $ 94,641
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $833,755)                                         $934,587

Other Assets, Less Liabilities - 2.1%                                                   20,395
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $954,982
----------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A Restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

MFS SPECIAL OPPORTUNITIES FUND
Stocks - 86.4%
----------------------------------------------------------------------------------------------
Issuer                                                                  Shares           Value
----------------------------------------------------------------------------------------------
U.S. Stocks - 78.1%
  Advertising - 0.3%
    Outdoor Systems, Inc.*                                                 400      $   12,000
----------------------------------------------------------------------------------------------
  Aerospace - 3.4%
    Allied Signal, Inc.                                                    460      $   33,235
    B.E. Aerospace, Inc.*                                                1,400          33,950
    Goodrich (B.F.) Co.                                                    550          22,344
    Thiokol Corp.                                                          500          27,875
                                                                                    ----------
                                                                                    $  117,404
----------------------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    AGCO Corp.                                                             600      $   17,025
----------------------------------------------------------------------------------------------
  Automotive - 1.6%
    Exide Corp.                                                          2,500      $   49,062
    Ford Motor Co.                                                         200           6,575
                                                                                    ----------
                                                                                    $   55,637
----------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.6%
    Wells Fargo & Co.                                                       66      $   20,081
----------------------------------------------------------------------------------------------
  Building - 4.7%
    Newport News Shipbuilding, Inc.                                        900      $   13,950
    Nortek, Inc.*                                                        3,000          72,000
    Walter Industries, Inc.*                                             5,000          75,937
                                                                                    ----------
                                                                                    $  161,887
----------------------------------------------------------------------------------------------
  Business Machines - 0.5%
    Sun Microsystems, Inc.*                                                600      $   18,525
----------------------------------------------------------------------------------------------
  Business Machines - Peripherals - 0.5%
    Seagate Technology*                                                    400      $   18,900
----------------------------------------------------------------------------------------------
  Business Services - 1.2%
    ADT Ltd.*                                                            1,405      $   30,559
    Canon, Inc.                                                            115          12,017
                                                                                    ----------
                                                                                    $   42,576
----------------------------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    Telephone & Data Systems, Inc.                                         600      $   24,000
----------------------------------------------------------------------------------------------
  Chemicals - 3.3%
    Betzdearborn, Inc.                                                     127      $    8,239
    Dexter Corp.                                                           600          17,700
    Ferro Corp.                                                            400          12,600
    NL Industries, Inc.                                                  6,500          73,938
                                                                                    ----------
                                                                                    $  112,477
----------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.3%
    TDK Corp.                                                              130      $    8,775
----------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.8%
    Cerner Corp.*                                                          900      $   13,725
    Compaq Computer Corp.*                                                 300          23,775
    Sybase, Inc.*                                                        1,600          26,200
                                                                                    ----------
                                                                                    $   63,700
----------------------------------------------------------------------------------------------
  Conglomerates - 2.8%
    Insilco Corp.*                                                       1,300      $   47,450
    MAXXAM, Inc.*                                                        1,000          48,125
                                                                                    ----------
                                                                                    $   95,575
----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 7.8%
    Darling International, Inc.*                                         2,300      $   56,063
    Philip Morris Cos., Inc.                                               290          39,186
    Silgan Holdings, Inc.*                                                 100           2,550
    Thermadyne Industries Holdings Corp.*                                2,000          55,750
    Tyco International Ltd.                                              1,300          76,700
    Westpoint Stevens, Inc.*                                             1,100          37,950
                                                                                    ----------
                                                                                    $  268,199
----------------------------------------------------------------------------------------------
  Containers - 3.6%
    Atlantis Plastics, Inc.*                                             5,000      $   43,750
    Gaylord Container Corp.*                                            10,000          63,750
    Jefferson Smurfit Corp.*                                               600           8,175
    Stone Container Corp.                                                  600           7,800
                                                                                    ----------
                                                                                    $  123,475
----------------------------------------------------------------------------------------------
  Electronics - 0.8%
    Atmel Corp.*                                                           300      $   11,213
    Intel Corp.                                                             80          11,350
    Sony Corp.                                                              50           3,600
                                                                                    ----------
                                                                                    $   26,163
----------------------------------------------------------------------------------------------
  Entertainment - 3.0%
    Casino America, Inc.*                                                1,100      $    3,369
    Chancellor Broadcast Corp., "A"*                                       400          10,900
    Cox Radio, Inc.*                                                       300           5,737
    EZ Communications, Inc.*                                               280          11,830
    Harrah's Entertainment, Inc.*                                        2,100          38,850
    Harveys Casino Resorts                                                 200           3,100
    ITT Corp.*                                                             140           7,910
    LIN Television Corp.*                                                  350          14,525
    Showboat, Inc.                                                         400           8,200
                                                                                    ----------
                                                                                    $  104,421
----------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Federal Home Loan Mortgage Corp.                                       760      $   22,610
    Union Planters Corp.                                                   460          20,585
                                                                                    ----------
                                                                                    $   43,195
----------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.8%
    Dr. Pepper Bottling Holdings, Inc.                                   2,400      $   37,350
    Smith's Food & Drug Centers, Inc.                                      720          23,670
                                                                                    ----------
                                                                                    $   61,020
----------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Kimberly-Clark Corp.                                                    45      $    4,770
    Unisource Worldwide, Inc.                                              280           6,020
                                                                                    ----------
                                                                                    $   10,790
----------------------------------------------------------------------------------------------
  Insurance - 3.8%
    Chubb Corp.                                                            400      $   23,450
    Integon Corp.                                                        2,800          36,050
    ITT Hartford Group, Inc.                                               150          11,250
    PennCorp Financial Group, Inc.                                         800          28,000
    PMI Group, Inc.                                                        170           9,307
    Reliastar Financial Corp.                                              150           9,300
    Safeco Corp.                                                           300          12,525
                                                                                    ----------
                                                                                    $  129,882
----------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Greenfield Industries, Inc.                                            400      $    8,750
    Stewart & Stevenson Services, Inc.                                     600          15,675
                                                                                    ----------
                                                                                    $   24,425
----------------------------------------------------------------------------------------------
  Medical and Health Products - 1.4%
    Pharmacia & Upjohn, Inc.                                               580      $   21,387
    Rhone-Poulenc Rorer, Inc.                                              300          21,300
    Uromed Corp.*                                                          900           7,313
                                                                                    ----------
                                                                                    $   50,000
----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.2%
    AmeriSource Health Corp.*                                              200      $   10,075
    Cardinal Health, Inc.                                                  300          18,450
    Pacificare Health Systems, Inc.*                                       100           8,375
    Quorum Health Group, Inc.*                                             100           3,137
    St. Jude Medical, Inc.*                                                900          35,550
    Trigon Healthcare, Inc.*                                               100           1,788
                                                                                    ----------
                                                                                    $   77,375
----------------------------------------------------------------------------------------------
  Metals and Minerals - 1.6%
    Commonwealth Aluminum Corp.                                          3,000      $   54,000
----------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Tidewater, Inc.                                                        100      $    4,300
----------------------------------------------------------------------------------------------
  Oils - 0.4%
    Texaco, Inc.                                                           140      $   13,843
----------------------------------------------------------------------------------------------
  Photographic Products - 1.5%
    Anacomp, Inc.*                                                       3,725      $   43,769
    Eastman Kodak Co.                                                       70           6,274
                                                                                    ----------
                                                                                    $   50,043
----------------------------------------------------------------------------------------------
  Railroads - 1.4%
    Burlington Northern Santa Fe Railway Co.                               300      $   24,975
    Wisconsin Central Transportation Corp.*                                680          24,395
                                                                                    ----------
                                                                                    $   49,370
----------------------------------------------------------------------------------------------
  Restaurants and Lodging - 6.4%
    Apple South, Inc.                                                      500      $    6,750
    Applebee's International, Inc.                                         100           2,525
    Hilton Hotels Corp.                                                  1,580          39,697
    Host Marriott Corp.*                                                 1,210          21,780
    La Quinta Inns, Inc.                                                   600          11,850
    Prime Hospitality Corp.*                                             1,700          28,050
    Promus Hotel Corp.*                                                  2,400          84,900
    Servico*                                                             1,400          26,950
                                                                                    ----------
                                                                                    $  222,502
----------------------------------------------------------------------------------------------
  Special Products and Services - 1.5%
    IMO Industries, Inc.*                                               17,000      $   53,125
----------------------------------------------------------------------------------------------
  Stores - 4.5%
    Ann Taylor Stores Corp.*                                               300      $    6,000
    Carson Pirie Scott & Co.*                                            1,800          49,050
    Gantos, Inc.*                                                       15,000          32,812
    Gymboree Corp.*                                                        500          12,313
    Rite-Aid Corp.                                                         850          35,806
    Trans World Entertainment Corp.*                                     1,800          18,900
                                                                                    ----------
                                                                                    $  154,881
----------------------------------------------------------------------------------------------
  Supermarkets - 2.7%
    Ingles Markets, Inc.                                                 3,900      $   58,500
    Vons Cos., Inc.*                                                       500          34,062
                                                                                    ----------
                                                                                    $   92,562
----------------------------------------------------------------------------------------------
  Telecommunications - 6.2%
    Cabletron Systems, Inc.*                                               500      $   15,000
    Cellular Communications International*                               2,600          73,450
    Echostar Communications Corp.*                                       1,500          34,125
    Granite Broadcasting Corp.*                                          3,800          36,575
    HSN, Inc.*                                                           1,775          45,706
    Lucent Technologies, Inc.                                              200          10,775
                                                                                    ----------
                                                                                    $  215,631
----------------------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    El Paso Electric Co.*                                                6,800      $   47,600
----------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.5%
    MCI Communications Corp.                                             1,460      $   52,195
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $2,697,559
----------------------------------------------------------------------------------------------
Foreign Stocks - 8.3%
  Canada - 1.4%
    Gulf Canada Resources Ltd. (Oil Services)*                           7,000      $   49,000
----------------------------------------------------------------------------------------------
  Hong Kong - 0.8%
    Liu Chong Hing Bank (Banks and Credit Companies)                     1,000      $    1,899
    Semi-Tech (Global) Ltd. (Electronics)*                              21,000          24,409
                                                                                    ----------
                                                                                    $   26,308
----------------------------------------------------------------------------------------------
  Japan - 0.2%
    Sony Corp. (Electronics)                                               100      $    7,221
----------------------------------------------------------------------------------------------
  New Zealand - 1.0%
    Tranz Rail Holdings Ltd., ADR (Railroads)*                           2,000      $   35,500
----------------------------------------------------------------------------------------------
  Portugal - 0.3%
    Banco Totta E Acores (Financial Institutions)                          800      $   11,903
----------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Korea Mobile Telecommunications, ADR
      (Telecommunications)                                                 900      $   11,138
----------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Novartis AG (Pharmaceuticals)*                                          25      $   28,586
----------------------------------------------------------------------------------------------
  United Kingdom - 3.5%
    ASDA Group PLC (Retail)                                             11,000      $   20,032
    British Petroleum PLC, ADR (Oils)                                      100          13,238
    Central European Media Enterprises Ltd.
      (Entertainment)*                                                     600          20,250
    Central Transport Rental Group PLC, ADR (Special
      Products and Services)*                                           11,188           4,195
    Comcast UK Cable Partners Ltd. (Telecommunications)*                   500           5,875
    News Corp. Ltd., ADR (Entertainment)                                 2,900          51,837
    Storehouse PLC (Retail)                                              2,200           9,829
                                                                                    ----------
                                                                                    $  125,256
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  294,912
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,881,788)                                          $2,992,471
----------------------------------------------------------------------------------------------

Warrant
----------------------------------------------------------------------------------------------
  Ciba Specialty Chemicals AG (Chemicals)* (Identified Cost, $0)            21      $    1,329
----------------------------------------------------------------------------------------------

Bonds - 2.3%
----------------------------------------------------------------------------------------------
                                                              Principal Amount
                                                                 (000 Omitted)
----------------------------------------------------------------------------------------------
Entertainment - 0.4%
  Marvel Holdings, Inc., 0s, 1998**                                      $  80      $   13,601
----------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 0.1%
  Unilab Corp., 11s, 2006                                                $   5      $    3,550
----------------------------------------------------------------------------------------------
Restaurants and Lodging - 1.7%
  Harrah's Jazz Co., 14.25s, 2001**                                      $  75      $   35,250
  Santa Fe Hotel, Inc., 11s, 2000                                           35          24,500
                                                                                    ----------
                                                                                    $   59,750
----------------------------------------------------------------------------------------------
Telecommunications - 0.1%
  Mobilemedia Communications, Inc., 9.375s, 2007                         $  10      $    1,950
----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $105,299)                                             $   78,851
----------------------------------------------------------------------------------------------

Preferred Stocks - 1.5%
----------------------------------------------------------------------------------------------
                                                                        Shares
----------------------------------------------------------------------------------------------
  Harvard Industries, Inc. (Automotive)                                  1,100      $    4,675
  Renaissance Cosmetics, Inc. (Consumer Goods and Services)##*               1              87
  Renaissance Cosmetics, Inc. (Consumer Goods and Services)+*               20          20,000
  Supermarkets General Holdings Corp. (Supermarkets)*                    1,100          27,500
----------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $58,000)                                   $   52,262
----------------------------------------------------------------------------------------------

Equity Option - 1.2%
----------------------------------------------------------------------------------------------
  Standard & Poor Index 500 Put (Identified Cost, $44,118)                   6      $   40,500
----------------------------------------------------------------------------------------------

Short-Term Obligation - 8.1%
----------------------------------------------------------------------------------------------
                                                              Principal Amount
                                                                 (000 Omitted)
----------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 3/03/97, at Amortized Cost                 $ 280      $  279,918
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,369,123)                                     $3,445,331
----------------------------------------------------------------------------------------------

Short Sells - (2.0)%
----------------------------------------------------------------------------------------------
                                                                        Shares
----------------------------------------------------------------------------------------------
  Jayhawk Acceptance Corp.*                                            (2,700)      $   (6,412)
  Olympic Financial Ltd.*                                              (4,800)         (52,800)
  Station Casinos, Inc.                                                (1,100)         (10,313)
----------------------------------------------------------------------------------------------
Total Short Sells (Identified Cost, $(66,341))                                      $  (69,525)
----------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 2.5%                                               $   78,973
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $3,454,779
----------------------------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security in default.
 +Restricted security.
##SEC Rule 144A Restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

MFS BLUE CHIP FUND
Stocks - 99.6%
----------------------------------------------------------------------------------------------
Issuer                                                                    Shares         Value
----------------------------------------------------------------------------------------------
U.S. Stocks - 97.3%
  Aerospace - 6.3%
    General Dynamics Corp.                                                   100      $  6,725
    Goodrich (B.F.) Co.                                                      200         8,125
    Lockheed Martin Corp.                                                    120        10,620
    McDonnell-Douglas Corp.                                                  130         8,255
    United Technologies Corp.                                                 80         6,020
                                                                                      --------
                                                                                      $ 39,745
----------------------------------------------------------------------------------------------
  Apparel and Textiles - 1.0%
    Nike, Inc., "B"                                                           90      $  6,469
----------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.8%
    Chase Manhattan Corp.                                                     60      $  6,007
    Corestates Financial Corp.                                               110         5,789
    First Bank Systems, Inc.                                                  80         6,280
    National City Corp.                                                      120         6,060
    Norwest Corp.                                                            120         5,970
                                                                                      --------
                                                                                      $ 30,106
----------------------------------------------------------------------------------------------
  Business Machines - 2.6%
    International Business Machines Corp.                                     70      $ 10,062
    Sun Microsystems, Inc.*                                                  210         6,484
                                                                                      --------
                                                                                      $ 16,546
----------------------------------------------------------------------------------------------
  Business Services - 2.4%
    DST Systems, Inc.*                                                       280      $  9,205
    Ikon Office Solutions, Inc.                                              140         5,775
                                                                                      --------
                                                                                      $ 14,980
----------------------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    AirTouch Communications, Inc.*                                           220      $  5,995
----------------------------------------------------------------------------------------------
  Chemicals - 3.4%
    Air Products & Chemicals, Inc.                                           100      $  7,413
    du Pont (E.I.) de Nemours & Co., Inc.                                     70         7,507
    Praxair, Inc.                                                            130         6,321
                                                                                      --------
                                                                                      $ 21,241
----------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.3%
    First Data Corp.                                                         250      $  9,156
    Microsoft Corp.*                                                         120        11,700
                                                                                      --------
                                                                                      $ 20,856
----------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.9%
    BMC Software, Inc.*                                                      150      $  6,422
    Computer Associates International, Inc.                                  210         9,135
    Oracle Systems Corp.*                                                    230         9,027
                                                                                      --------
                                                                                      $ 24,584
----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 12.4%
    Avon Products, Inc.                                                      100      $  5,825
    Colgate-Palmolive Co.                                                     90         9,315
    Gillette Co.                                                             100         7,912
    Philip Morris Cos., Inc.                                                 100        13,512
    Procter & Gamble Co.                                                      70         8,409
    Service Corp. International                                              300         8,700
    Sherwin Williams Co.                                                     100         5,613
    Tupperware Corp.                                                         100         4,475
    Tyco International Ltd.                                                  150         8,850
    UST, Inc.                                                                160         4,940
                                                                                      --------
                                                                                      $ 77,551
----------------------------------------------------------------------------------------------
  Electrical Equipment - 3.0%
    General Electric Co.                                                     130      $ 13,374
    Honeywell, Inc.                                                           80         5,690
                                                                                      --------
                                                                                      $ 19,064
----------------------------------------------------------------------------------------------
  Electronics - 1.7%
    Intel Corp.                                                               75      $ 10,641
----------------------------------------------------------------------------------------------
  Financial Institutions - 3.1%
    Beneficial Corp.                                                          90      $  6,221
    Federal Home Loan Mortgage Corp.                                         200         5,950
    State Street Boston Corp.                                                 90         7,234
                                                                                      --------
                                                                                      $ 19,405
----------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.6%
    CPC International, Inc.                                                   80      $  6,730
    Hershey Foods Corp.                                                      230        10,494
    McCormick & Co., Inc.                                                    230         5,434
    PepsiCo, Inc.                                                            190         6,246
                                                                                      --------
                                                                                      $ 28,904
----------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.0%
    Kimberly-Clark Corp.                                                      60      $  6,360
----------------------------------------------------------------------------------------------
  Insurance - 7.0%
    Allstate Corp.                                                           140      $  8,872
    CIGNA Corp.                                                               40         6,115
    ITT Hartford Group, Inc.                                                 120         9,000
    MBIA, Inc.                                                                90         8,786
    Progressive Corp. - Ohio                                                  80         5,290
    Transamerica Corp.                                                        70         6,134
                                                                                      --------
                                                                                      $ 44,197
----------------------------------------------------------------------------------------------
  Medical and Health Products - 11.0%
    American Home Products Corp.                                             120      $  7,680
    Bristol-Myers Squibb Co.                                                 120        15,660
    Johnson & Johnson                                                        220        12,678
    Lilly (Eli) & Co.                                                         80         6,990
    Merck & Co., Inc.                                                        100         9,200
    Pfizer, Inc.                                                             130        11,911
    Rhone-Poulenc Rorer, Inc.                                                 70         4,970
                                                                                      --------
                                                                                      $ 69,089
----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Cardinal Health, Inc.                                                    100      $  6,150
    United Healthcare Corp.                                                  160         7,980
                                                                                      --------
                                                                                      $ 14,130
----------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Schlumberger Ltd.                                                         50      $  5,031
----------------------------------------------------------------------------------------------
  Oils - 6.4%
    Chevron Corp.                                                             50      $  3,225
    Exxon Corp.                                                              110        10,986
    Mobil Corp.                                                               70         8,592
    Phillips Petroleum Co.                                                   140         5,793
    Texaco, Inc.                                                              60         5,932
    Union Pacific Resources Group, Inc.                                      220         5,363
                                                                                      --------
                                                                                      $ 39,891
----------------------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe Railway Co.                                 100      $  8,325
----------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    HFS, Inc.*                                                                90      $  6,165
----------------------------------------------------------------------------------------------
  Stores - 2.6%
    Rite-Aid Corp.                                                           240      $ 10,110
    Staples, Inc.*                                                           300         6,488
                                                                                      --------
                                                                                      $ 16,598
----------------------------------------------------------------------------------------------
  Supermarkets - 2.5%
    Kroger Co.*                                                              120      $  6,360
    Safeway, Inc.*                                                           200         9,625
                                                                                      --------
                                                                                      $ 15,985
----------------------------------------------------------------------------------------------
  Utilities - Electric - 4.2%
    CMS Energy Corp.                                                         160      $  5,240
    GPU, Inc.                                                                160         5,600
    Illinova Corp.                                                           200         5,000
    Pinnacle West Capital Corp.                                              170         5,313
    Public Service Co. of New Mexico*                                        300         5,512
                                                                                      --------
                                                                                      $ 26,665
----------------------------------------------------------------------------------------------
  Utilities - Gas - 1.7%
    Pacific Enterprises                                                      180      $  5,490
    PanEnergy Corp.                                                          120         5,115
                                                                                      --------
                                                                                      $ 10,605
----------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.0%
    GTE Corp.                                                                130      $  6,078
    SBC Communications, Inc.                                                 110         6,325
                                                                                      --------
                                                                                      $ 12,403
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $611,531
----------------------------------------------------------------------------------------------
Foreign Stocks - 2.3%
  Sweden - 0.9%
    Astra AB, Free Shares, "B" ADR (Pharmaceuticals)                         120      $  5,609
----------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    British Petroleum PLC, ADR (Oils)                                         65      $  8,604
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 14,213
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $602,664)                                              $625,744
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $602,664)                                         $625,744
Other Assets, Less Liabilities - 0.4%                                                    2,371
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $628,115
----------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

MFS CONVERTIBLE SECURITIES FUND
Stocks - 13.6%
----------------------------------------------------------------------------------------------
Issuer                                                                    Shares         Value
----------------------------------------------------------------------------------------------
U.S. Stocks - 12.7%
  Aerospace - 0.7%
    United Technologies Corp.                                                 50      $  3,763
----------------------------------------------------------------------------------------------
  Building - 0.3%
    Newport News Shipbuilding, Inc.                                          100      $  1,550
----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Colgate-Palmolive Co.                                                     30      $  3,105
    Gillette Co.                                                              35         2,769
                                                                                      --------
                                                                                      $  5,874
----------------------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    General Electric Co.                                                      20      $  2,058
----------------------------------------------------------------------------------------------
  Electronics - 0.9%
    Intel Corp.                                                               10      $  1,419
    Sony Corp.                                                                50         3,600
                                                                                      --------
                                                                                      $  5,019
----------------------------------------------------------------------------------------------
  Financial Institutions - 2.2%
    Liberty Property                                                         100      $  2,375
    Merrill Lynch & Co., Inc.                                                250         9,594
                                                                                      --------
                                                                                      $ 11,969
----------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Providian Corp.                                                           25      $  1,397
----------------------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    Baxter International, Inc.                                                25      $  1,150
    Bristol-Myers Squibb Co.                                                  25         3,262
    Pharmacia & Upjohn, Inc.                                                  75         2,766
                                                                                      --------
                                                                                      $  7,178
----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    St. Jude Medical, Inc.                                                    50      $  1,975
----------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Diamond Offshore Drilling, Inc.*                                          25      $  1,475
----------------------------------------------------------------------------------------------
  Oils - 0.6%
    Devon Energy Corp.                                                       100      $  3,125
----------------------------------------------------------------------------------------------
  Pollution Control - 0.9%
    United States Filter Corp.*                                              150      $  5,250
----------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.1%
    Hilton Hotels Corp.                                                      100      $  2,512
    Prime Hospitality Corp.*                                                 100         1,650
    Wendys International, Inc.                                               100         2,075
                                                                                      --------
                                                                                      $  6,237
----------------------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    Stanley Works                                                            100      $  3,825
----------------------------------------------------------------------------------------------
  Stores - 0.5%
    Home Depot, Inc.                                                          50      $  2,725
----------------------------------------------------------------------------------------------
  Telecommunications - 1.2%
    Cincinnati Bell, Inc.                                                     25      $  1,550
    Lucent Technologies, Inc.                                                100         5,387
                                                                                      --------
                                                                                      $  6,937
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 70,357
----------------------------------------------------------------------------------------------
Foreign Stocks - 0.9%
  Portugal - 0.3%
    Banco Totta E Acores (Financial Institutions)                            100      $  1,488
----------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Novartis AG (Pharmaceuticals)*                                             3      $  3,430
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $  4,918
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $75,567)                                               $ 75,275
----------------------------------------------------------------------------------------------

Warrant
----------------------------------------------------------------------------------------------
  Ciba Specialty Chemicals AG* (Identified Cost, $0)                           3      $    190
----------------------------------------------------------------------------------------------

Convertible Bonds - 30.9%
----------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
----------------------------------------------------------------------------------------------
Aerospace - 1.2%
  Hexcel Corp., 7s, 2003                                                   $   5      $  6,931
----------------------------------------------------------------------------------------------
Apparel and Textiles - 1.8%
  Nine West Group, Inc., 5.5s, 2003##                                      $  10      $ 10,050
----------------------------------------------------------------------------------------------
Building - 1.9%
  Continental Homes Holding Corp., 6.875s, 2002                            $  10      $ 10,738
----------------------------------------------------------------------------------------------
Business Machines - 0.9%
  HMT Technology Corp., 5.75s, 2004*##                                     $   5      $  5,138
----------------------------------------------------------------------------------------------
Business Services - 1.6%
  Protection One Alarm Monitoring, 6.75s, 2003                             $   9      $  8,606
----------------------------------------------------------------------------------------------
Computer Software - Systems - 5.1%
  Adaptec, Inc., 4.75s, 2004##                                             $   8      $  8,000
  Apple Computer, Inc., 6s, 2001##                                            10         8,475
  Baan Co. NV, 4.5s, 2001##                                                   10        11,825
                                                                                      --------
                                                                                      $ 28,300
----------------------------------------------------------------------------------------------
Electronics - 2.0%
  Xilinx, Inc., 5.25s, 2002##                                              $  10      $ 10,975
----------------------------------------------------------------------------------------------
Medical and Health Products - 1.0%
  North American Vaccine, Inc., 6.5s, 2003##                               $   5      $  5,050
----------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 3.2%
  FPA Med Management, Inc., 6.5s, 2001##                                   $   5      $  5,537
  Healthsource, Inc., 5s, 2003                                                 2         1,960
  Vivra, Inc., 5s, 2001                                                       10        10,325
                                                                                      --------
                                                                                      $ 17,822
----------------------------------------------------------------------------------------------
Oil Services - 0.9%
  Diamond Offshore Drilling, Inc., 3.75s, 2007                             $   5      $  4,863
----------------------------------------------------------------------------------------------
Pollution Control - 4.0%
  Sanifill, Inc., 5s, 2006                                                 $   5      $  6,994
  United States Filter Corp., 6s, 2005                                         5         9,775
  USA Waste Services, Inc., 4s, 2002                                           5         5,212
                                                                                      --------
                                                                                      $ 21,981
----------------------------------------------------------------------------------------------
Real Estate - 0.5%
  AC International Finance Ltd., 0.5s, 2002##                              $   3      $  3,034
----------------------------------------------------------------------------------------------
Restaurants and Lodging - 0.9%
  Hilton Hotels Corp., 5s, 2006                                            $   5      $  5,094
----------------------------------------------------------------------------------------------
Special Products and Services - 1.7%
  Corporate Express, Inc., 4.5s, 2000                                      $  10      $  9,300
----------------------------------------------------------------------------------------------
Stores - 4.2%
  Home Depot, Inc., 3.25s, 2001                                            $   5      $  5,037
  Office Depot, Inc., 0s, 2008                                                 5         2,950
  Saks Holdings, Inc., 5.5s, 2006                                             15        15,169
                                                                                      --------
                                                                                      $ 23,156
----------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $166,571)                                   $171,038
----------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 54.6%
----------------------------------------------------------------------------------------------
                                                                          Shares
----------------------------------------------------------------------------------------------
Aerospace - 0.9%
  Loral Space & Communications Corp., 6s, 2006##                             100      $  5,150
----------------------------------------------------------------------------------------------
Business Services - 1.7%
  Ikon Office Solutions, Inc., $5.04, 1998                                   100      $  9,350
----------------------------------------------------------------------------------------------
Computer Software - Systems - 0.5%
  Wang Labs, 6.5s, 2049##                                                     50      $  2,631
----------------------------------------------------------------------------------------------
Consumer Goods and Services - 1.1%
  Corning - Delaware LP, 6s, 2049                                            100      $  6,238
----------------------------------------------------------------------------------------------
Entertainment - 5.0%
  American Radio Systems Corp., 7s, 2049##                                   325      $ 16,575
  Golden Books Financing Trust, 8.75s, 2016##                                200        10,150
  Royal Caribbean Cruises Ltd., 7.25s, 2049                                   20         1,097
                                                                                      --------
                                                                                      $ 27,822
----------------------------------------------------------------------------------------------
Financial Institutions - 15.7%
  Advanta Corp., Depository Shares                                            50      $  1,962
  Finova Finance Trust, 5.5s, 2016                                           300        17,325
  Greenfield Capital Trust, 6s, 2016                                         250        10,500
  Insignia Financing, "I", 6.5s, 2016##                                      200        10,050
  Jefferson-Pilot Corp., NationsBank (ACES), 2000                            100        10,775
  Merrill Lynch, STRYPES, 6.5s, 1998                                         150        10,275
  Owens-Corning Capital LLC, 6.5s, 2049##                                    275        15,400
  Tosco Financing Trust, 5.75s##                                             200        10,675
                                                                                      --------
                                                                                      $ 86,962
----------------------------------------------------------------------------------------------
Food and Beverages - 3.6%
  Dole Food, TRACES, 7s, 1999                                                525      $ 20,081
----------------------------------------------------------------------------------------------
Forest and Paper Products - 1.7%
  International Paper Capital Trust, 5.25s, 2025                             200      $  9,400
----------------------------------------------------------------------------------------------
Insurance - 4.5%
  Conseco, Inc., 7s, 2000                                                     75      $ 10,462
  Frontier Financing Trust, 6.25s, 2026##                                    100         5,550
  SunAmerica, Inc., PERCS                                                    150         6,319
  SunAmerica, Inc., $3.10, 1998                                               25         2,528
                                                                                      --------
                                                                                      $ 24,859
----------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.0%
  McKesson Financing Trust, $2.50, 2027##                                    100      $  5,288
----------------------------------------------------------------------------------------------
Metals and Minerals - 1.8%
  Timet Capital Trust, "I", 6.625s, 2026##                                   200      $  9,700
----------------------------------------------------------------------------------------------
Oils - 0.5%
  Atlantic Richfield Co., LYONDELL, 9.01%, 1997                              120      $  2,745
----------------------------------------------------------------------------------------------
Pollution Control - 3.5%
  Browning-Ferris Industries, Inc., ACES, 7.25%                              600      $ 19,275
----------------------------------------------------------------------------------------------
Restaurants and Lodging - 4.0%
  Hilton Hotels Corp., 8s, 1999                                              100      $  2,375
  Host Marriott Financial Trust, 6.75s, 2026##                               300        17,325
  Wendys Financial, "I", 5s, 2026                                             50         2,600
                                                                                      --------
                                                                                      $ 22,300
----------------------------------------------------------------------------------------------
Steel - 1.9%
  Alaska Steel Holding Corp., 7s                                             200      $  6,575
  USX Corp., 6.75s, 2000                                                     200         3,750
                                                                                      --------
                                                                                      $ 10,325
----------------------------------------------------------------------------------------------
Stores - 1.5%
  Ann Taylor Finance Trust, $4.25, 8.5s, 2016##                               50      $  2,950
  K-Mart Financing, "I", 7.75%, 2016                                         100         5,475
                                                                                      --------
                                                                                      $  8,425
----------------------------------------------------------------------------------------------
Utilities - Gas - 0.9%
  Enron Corp., 6.25s                                                         250      $  5,219
----------------------------------------------------------------------------------------------
Utilities - Telephone - 4.8%
  Salomon, Inc., DECS (Cincinnati Bell, Inc.), 7.625s, 1999                  500      $ 16,000
  Salomon, Inc., DECS (Cincinnati Bell, Inc.), 6.25s, 2001                   175        10,719
                                                                                      --------
                                                                                      $ 26,719
----------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $299,380)                        $302,489
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $541,518)                                         $548,992

Short Sells - (0.6)%
----------------------------------------------------------------------------------------------
  Apple Computer* (Proceeds, $(3,468))                                     (190)     $  (3,088)
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.5%                                                $   8,282
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $554,186
----------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A Restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

MFS NEW DISCOVERY FUND
Stocks - 92.0%
----------------------------------------------------------------------------------------------
Issuer                                                                  Shares           Value
----------------------------------------------------------------------------------------------
U.S. Stocks - 91.6%
  Advertising - 0.2%
    Universal Outdoor Holdings, Inc.*                                      100      $    2,700
    VDI Media                                                              200           1,400
                                                                                    ----------
                                                                                    $    4,100
----------------------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    AGCO Corp.                                                             300      $    8,513
----------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.3%
    TCF Financial Corp.                                                    100      $    4,538
----------------------------------------------------------------------------------------------
  Building - 1.1%
    Newport News Shipbuilding, Inc.                                      1,200      $   18,600
----------------------------------------------------------------------------------------------
  Business Machines - 4.9%
    Affiliated Computer Services, Inc.                                   4,200      $   86,625
----------------------------------------------------------------------------------------------
  Business Services - 12.8%
    AccuStaff, Inc.*                                                       800      $   16,600
    Administaff, Inc.*                                                     100           2,388
    ADT Ltd.*                                                            1,200          26,100
    America Online, Inc.*                                                  100           3,750
    Bisys Group, Inc.*                                                     300           9,375
    Ceridian Corp.*                                                        150           5,869
    Claremont Technology Group, Inc.*                                      500          10,562
    Computer Sciences Corp.                                                100           6,750
    Data Processing Corp.*                                               1,000          19,625
    DST Systems, Inc.*                                                     550          18,081
    Fine Host Corp.*                                                       600          15,750
    Fiserv, Inc.*                                                          550          18,012
    Interim Services, Inc.*                                                500          18,875
    May and Speh, Inc.*                                                  1,000           9,000
    Moneygram Payment Systems, Inc.*                                       800          10,400
    PMT Services, Inc.*                                                    899          11,575
    Sabre Group Holding, Inc.*                                             500          14,125
    Technology Solutions Co.                                               200           5,925
    Walsh International, Inc.*                                             300           2,513
                                                                                    ----------
                                                                                    $  225,275
----------------------------------------------------------------------------------------------
  Chemicals - 1.3%
    Betzdearborn, Inc.                                                     350      $   22,706
----------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.7%
    Apex PC Solutions, Inc.*                                             1,100      $   10,175
    Spectrum Holobyte, Inc.*                                               800           6,600
    TDK Corp.                                                              200          13,500
                                                                                    ----------
                                                                                    $   30,275
----------------------------------------------------------------------------------------------
  Computer Software - Systems - 16.6%
    Acxiom Corp.*                                                          200      $    3,050
    Adobe Systems, Inc.                                                    400          14,600
    American Business Information, Inc.*                                   500           9,625
    BMC Software, Inc.*                                                    200           8,562
    Cadence Design Systems, Inc.*                                          600          22,125
    Computer Associates International, Inc.                                400          17,400
    Compuware Corp.                                                        400          24,900
    Control Data Systems, Inc.*                                          1,050          15,750
    Cooper & Chyan Technology, Inc.*                                       400          12,275
    Intelligroup, Inc.*                                                  2,400          30,600
    Metromail Corp.*                                                       300           5,213
    Premier Research Worldwide Ltd.*                                       100           2,213
    Pure Atria Corp.*                                                      900          17,269
    Quickturn Design Systems, Inc.*                                        500           7,969
    Sierra Semi Conductor Corp.*                                           800          12,800
    Simulation Sciences, Inc.*                                           1,100          14,850
    Sterling Software, Inc.*                                               500          14,312
    Synopsys, Inc.*                                                      1,000          35,687
    USCS International, Inc.*                                              900          18,675
    Xionics Document Technologies *                                        250           4,250
                                                                                    ----------
                                                                                    $  292,125
----------------------------------------------------------------------------------------------
  Construction Services - 0.6%
    Martin Marietta Materials, Inc.                                        400      $   10,550
----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Alternative Resources Corp.*                                           700      $   10,762
    Meta Group, Inc.*                                                      300           7,125
    United States Rentals, Inc.*                                           100           1,900
                                                                                    ----------
                                                                                    $   19,787
----------------------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Belden, Inc.                                                           250      $    8,906
----------------------------------------------------------------------------------------------
  Electronics - 6.4%
    Actel Corp.*                                                           400      $    7,800
    Analog Devices, Inc.*                                                1,500          34,875
    Atmel Corp.                                                            250           9,344
    Burr Brown                                                             250           8,187
    CFM Technologies, Inc.*                                                100           4,000
    GaSonics International Corp.*                                          450           7,538
    Kulicke & Soffa Industries, Inc.*                                      300           7,950
    Lattice Semiconductor Corp.*                                           200           9,550
    Microchip Technology, Inc.*                                            200           7,475
    Photronic, Inc.*                                                       200           6,900
    Ultratech Stepper, Inc.*                                               300           7,837
                                                                                    ----------
                                                                                    $  111,456
----------------------------------------------------------------------------------------------
  Entertainment - 4.1%
    Clear Channel Communications, Inc.*                                    400      $   19,150
    Cox Radio, Inc.*                                                       650          12,431
    Emmis Broadcasting Corp.*                                              250           8,625
    EZ Communications, Inc.*                                               300          12,675
    Jacor Communications, Inc., "A"*                                       400          11,775
    Midway Games, Inc.*                                                    500           7,813
                                                                                    ----------
                                                                                    $   72,469
----------------------------------------------------------------------------------------------
  Financial Institutions - 6.8%
    BA Merchants Services, Inc.*                                           200      $    3,100
    Financial Federal Corp.*                                               400           7,550
    Franklin Resources, Inc.                                               600          35,100
    Kilroy Realty Corp.*                                                   100           2,625
    PHH Corp.                                                            1,250          59,844
    Quick & Reilly Group, Inc.                                             300          10,500
                                                                                    ----------
                                                                                    $  118,719
----------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.7%
    Earthgrains Co.                                                        400      $   21,900
    Smith's Food & Drug Centers, Inc.                                      650          21,369
    Suiza Foods Corp.*                                                     200           5,025
                                                                                    ----------
                                                                                    $   48,294
----------------------------------------------------------------------------------------------
  Insurance - 3.1%
    Compdent Corp.*                                                        550      $   16,569
    PennCorp Financial Group, Inc.                                         200           7,000
    Reliastar Financial Corp.                                              350          21,700
    Security Connecticut Corp.                                             200           9,300
                                                                                    ----------
                                                                                    $   54,569
----------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Greenfield Industries, Inc.                                            500      $   10,937
    Special Devices, Inc.*                                                 400           7,200
                                                                                    ----------
                                                                                    $   18,137
----------------------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    Mentor Corp.                                                           300      $    7,463
    Zoll Medical Corp.*                                                    900           9,675
                                                                                    ----------
                                                                                    $   17,138
----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.0%
    Apache Med Systems, Inc.*                                            1,700      $   11,475
    HCIA, Inc.*                                                            600          20,550
    Health Management Associates, Inc.                                     500          13,250
    HealthSource, Inc.*                                                    200           4,175
    HealthSouth Corp.*                                                     400          16,100
    Horizon/CMS Healthcare Corp.*                                        1,300          21,287
    IDX Systems Corp.*                                                     300           9,450
    Lincare Holdings, Inc.                                                 200           8,625
    Physician Sales and Service, Inc.*                                     100           1,525
    Quorum Health Group, Inc.*                                             100           3,138
    Safeguard Health Enterprises, Inc.                                     400           5,900
    St. Jude Medical, Inc.                                                 300          11,850
    Trigon Healthcare, Inc.*                                               100           1,788
    Vivra, Inc.*                                                         1,000          29,750
                                                                                    ----------
                                                                                    $  158,863
----------------------------------------------------------------------------------------------
  Metals and Minerals - 0.7%
    Titanium Metals Corp.*                                                 150      $    4,106
    Transaction System Architects, Inc.                                    300           7,800
                                                                                    ----------
                                                                                    $   11,906
----------------------------------------------------------------------------------------------
  Oil Services - 2.1%
    Camco International, Inc.                                              200      $    7,725
    Cooper Cameron Corp.*                                                  120           7,860
    Global Industries, Inc.*                                               400           7,300
    National Oilwell, Inc.*                                                150           4,612
    Weatherford Enterra, Inc.*                                             300           9,000
                                                                                    ----------
                                                                                    $   36,497
----------------------------------------------------------------------------------------------
  Pollution Control - 0.6%
    USA Waste Services, Inc.*                                              300      $   10,800
----------------------------------------------------------------------------------------------
  Restaurants and Lodging - 4.9%
    Applebee's International, Inc.                                         100      $    2,525
    Coldwater Creek, Inc.*                                                 500           9,187
    Doubletree Corp.*                                                      500          20,875
    HFS, Inc.*                                                             400          27,400
    Prime Hospitality Corp.*                                               600           9,900
    Promus Hotel Corp.*                                                    100           3,538
    Renaissance Hotel Group NV*                                            400          11,850
                                                                                    ----------
                                                                                    $   85,275
----------------------------------------------------------------------------------------------
  Stores - 4.1%
    Ann Taylor Stores Corp.*                                               300      $    6,000
    Gymboree Corp.                                                         350           8,619
    Hollywood Entertainment Corp.*                                         900          21,600
    Linens N'Things, Inc.*                                                 500          10,750
    Micro Warehouse, Inc.*                                                 100           1,437
    Petco Animal Supplies, Inc.*                                           300           8,287
    Rite-Aid Corp.                                                         350          14,744
                                                                                    ----------
                                                                                    $   71,437
----------------------------------------------------------------------------------------------
  Telecommunications - 3.1%
    Ascend Communications, Inc.*                                           750      $   39,187
    Cable Design Technologies Corp.                                        300           7,950
    Glenayre Technologies, Inc.*                                           500           6,625
                                                                                    ----------
                                                                                    $   53,762
----------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Energy Ventures, Inc.                                                  150      $    7,650
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $1,608,972
----------------------------------------------------------------------------------------------
Foreign Stocks - 0.4%
  United Kingdom - 0.4%
    SELECT Software Tools, ADR (Computer Software - Systems)*              500      $    7,000
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,621,305)                                          $1,615,972
----------------------------------------------------------------------------------------------

Short-Term Obligation - 3.7%
----------------------------------------------------------------------------------------------
                                                              Principal Amount
                                                                 (000 Omitted)
----------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 3/03/97, at Amortized Cost                  $ 65      $   64,981
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,686,286)                                    $ 1,680,953

Other Assets, Less Liabilities - 4.3%                                                   75,393
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                              $   1,756,346
----------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

MFS RESEARCH INTERNATIONAL FUND
Stocks - 94.6%
----------------------------------------------------------------------------------------------
Issuer                                                                  Shares           Value
----------------------------------------------------------------------------------------------
U.S. Stocks - 5.7%
  Agricultural Products - 0.9%
    AGCO Corp.                                                             620      $   17,592
----------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    TDK Corp.                                                              640      $   43,200
----------------------------------------------------------------------------------------------
  Medical and Health Products - 1.5%
    Pharmacia & Upjohn, Inc.                                               555      $   20,466
    Rhone-Poulenc Rorer, Inc.                                              119           8,449
                                                                                    ----------
                                                                                    $   28,915
----------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.1%
    MCI Communications Corp.                                               625      $   22,344
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $  112,051
----------------------------------------------------------------------------------------------
Foreign Stocks - 88.9%
  Australia - 1.3%
    Q.B.E. Insurance Group Ltd. (Insurance)                              5,042      $   25,269
----------------------------------------------------------------------------------------------
  Brazil - 3.7%
    ABB AB (Aerospace)                                                     281      $   31,393
    Jusco Co. (Real Estate Investment Trusts)                            1,000          28,353
    Telecomunicacoes Brasileiras SA, ADR
      (Telecommunications)                                                 142          13,774
                                                                                    ----------
                                                                                    $   73,520
----------------------------------------------------------------------------------------------
  Canada - 1.0%
    Canadian National Railway Co. (Railroads)                              533      $   19,388
----------------------------------------------------------------------------------------------
  Chile - 0.7%
    Chilectra SA, ADR (Utilities - Electric)                               206      $   13,338
----------------------------------------------------------------------------------------------
  Finland - 2.0%
    Huhtamaki Oy Group (Food Products)                                     740      $   34,752
    TT Tieto Oy (Computer Software - Systems)                               50           4,288
                                                                                    ----------
                                                                                    $   39,040
----------------------------------------------------------------------------------------------
  France - 6.2%
    Assurance Generale de France (Agricultural
      Products)##                                                          196      $    6,904
    Elf Aquitaine SA (Oils)                                                253          24,224
    Michelin (C.G.D.E.), "B" (Tire and Rubber)                             226          14,167
    Rhone-Poulenc SA (Pharmaceuticals)*                                    733          25,755
    TV Francaise (Entertainment)                                           120          11,131
    TOTAL SA (Oils)*                                                       220          17,567
    Union des Assurances Federales SA (Insurance)                          180          21,599
                                                                                    ----------
                                                                                    $  121,347
----------------------------------------------------------------------------------------------
  Germany - 2.4%
    Adidas AG (Stores)                                                     366      $   35,038
    Hoechst AG (Chemicals)                                                 288          12,223
                                                                                    ----------
                                                                                    $   47,261
----------------------------------------------------------------------------------------------
  Greece - 1.1%
    Hellenic Telecommunication Organization SA
      (Telecommunications)                                                 460      $   10,086
    Papastratos Cigarettes SA (Consumer Goods and Services)                620          12,305
                                                                                    ----------
                                                                                    $   22,391
----------------------------------------------------------------------------------------------
  Hong Kong - 9.5%
    Asia Satellite Telecommunications Holdings Ltd.
      (Telecommunications)*                                              9,000      $   23,712
    Dah Sing Financial Group (Banks and Credit
      Companies)                                                         3,800          15,901
    Giordano International Ltd. (Retail)                                 8,000           5,683
    Great Eagle Holdings Co. (Food and Beverage  Products)               7,000          26,262
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)              7,000          24,228
    Hysan Development Co. (Real Estate)                                  4,000          13,793
    Li & Fung Ltd. (Stores)                                             36,000          29,291
    Liu Chong Hing Bank (Banks and Credit Companies)                     4,000           7,594
    Peregrine Investment Holdings (Finance)                              3,000           5,482
    Wharf Holdings Ltd. (Real Estate)                                    5,000          22,214
    Wing Hang Bank Ltd. (Banks and Credit Companies)                     2,500          11,365
                                                                                    ----------
                                                                                    $  185,525
----------------------------------------------------------------------------------------------
  Indonesia - 0.7%
    Semen Gresik (Building Materials)                                    4,500      $   13,288
----------------------------------------------------------------------------------------------
  Ireland - 1.1%
    Allied Irish Banks (Banks and Credit Companies)                      3,026      $   21,709
----------------------------------------------------------------------------------------------
  Italy - 3.2%
    Gucci Group NV (Apparel and Textiles)                                  284      $   18,354
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                                            824          16,995
    Instituto Nazionale delle Assicurazioni (Insurance)                  7,865          10,279
    Telecom Italia S.p.A. (Telecommunications)                          11,645          17,801
                                                                                    ----------
                                                                                    $   63,429
----------------------------------------------------------------------------------------------
  Japan - 16.8%
    Bank of Tokyo - Mitsubishi (Banks and Credit
      Companies)                                                         1,000      $   16,415
    Bridgestone Corp. (Tire and Rubber)                                  1,000          17,908
    Canon, Inc. (Office Equipment)                                       2,000          41,784
    DDI Corp. (Telecommunications)                                           3          18,082
    East Japan Railway Co. (Railroads)                                       2           8,523
    Hirose Electric Co. (Electronics)                                      100           5,605
    Keyence Corp. (Electronics)                                            100          12,187
    Kinki Coca-Cola Bottling Co. (Beverages)                             1,000          12,021
    Kirin Beverage Corp. (Beverages)                                     2,000          27,193
    Matsushita Electric Industrial Co. (Electrical Equipment)            1,000          15,420
    Nippon Telephone & Telegraph Co. (Utilities -
      Telecommunications)                                                    2          14,243
    Nitto Denko Corp. (Industrials)                                      2,000          26,695
    Omron Corp. (Electronics)                                            1,000          15,752
    Osaka Sanso Kogyo Ltd. (Chemicals)                                   2,000           5,372
    Sony Corp. (Electronics)                                               700          50,547
    Takeda Chemical Industries (Chemicals)                               1,000          20,063
    Ushio, Inc. (Electronics)                                            2,000          22,550
                                                                                    ----------
                                                                                    $  330,360
----------------------------------------------------------------------------------------------
  Malaysia - 0.4%
    Petronas Gas Berhad (Gas)##                                          2,000      $    7,292
----------------------------------------------------------------------------------------------
  Netherlands - 3.3%
    ASM Lithography Holding NV (Electronics)##                             290      $   19,321
    Ahrend Groep NV (Furniture and Home Appliances)                        240          13,609
    Royal Dutch Petroleum Co. (Oils)                                       126          21,841
    Stork NV (Machinery)                                                   270          11,081
                                                                                    ----------
                                                                                    $   65,852
----------------------------------------------------------------------------------------------
  Norway - 0.6%
    Orkla Asa (Consumer Goods and Services)                                149      $   11,938
----------------------------------------------------------------------------------------------
  Peru - 1.1%
    Telefonica del Peru SA, ADR (Utilities - Telephone)                  1,008      $   22,176
----------------------------------------------------------------------------------------------
  Philippines - 1.0%
    Alsons Cement Corp. (Building Materials)##                          39,500      $   10,213
    Ayala Corp. (Real Estate)                                            8,300           9,468
                                                                                    ----------
                                                                                    $   19,681
----------------------------------------------------------------------------------------------
  Portugal - 0.8%
    Banco Totta E Acores (Financial Institutions)                        1,075      $   15,995
----------------------------------------------------------------------------------------------
  Singapore - 2.5%
    City Developments Ltd. (Real Estate)                                 2,000      $   19,789
    Hong Leong Finance Ltd. (Finance)+                                   3,000          11,579
    Mandarin Oriental International Ltd. (Restaurants
      and Lodging)                                                      13,000          17,680
                                                                                    ----------
                                                                                    $   49,048
----------------------------------------------------------------------------------------------
  South Korea - 1.7%
    Korea Electric Power Corp., ADR (Utilities - Electric)                 598      $   10,764
    Korea Mobile Telecommunications, ADR
      (Telecommunications)*                                              1,781          22,040
                                                                                    ----------
                                                                                    $   32,804
----------------------------------------------------------------------------------------------
  Spain - 3.4%
    Acerinox SA (Iron and Steel)                                            61      $    8,484
    Cubiertas y Mzov SA (Engineering - Construction)                       181          17,818
    Repsol SA (Oils)                                                       590          22,450
    Telefonica de Espana (Utilities - Telephone)                           760          17,510
                                                                                    ----------
                                                                                    $   66,262
----------------------------------------------------------------------------------------------
  Sweden - 3.3%
    Astra AB (Pharmaceuticals)                                             475      $   22,770
    Nobel Biocare AB (Medical and Health Products)                         995          17,754
    Sparbanken Sverige AB (Banks and Credit Companies)                   1,211          23,865
                                                                                    ----------
                                                                                    $   64,389
----------------------------------------------------------------------------------------------
  Switzerland - 3.2%
    Kuoni Reisen Holdings AG (Transportation)                                4       $  10,526
    Logitech International (Electrical Equipment)                           81          13,788
    Nestle AG (Food and Beverage Products)                                   9           9,803
    Novartis AG (Pharmaceuticals)*                                          25          28,586
                                                                                    ----------
                                                                                    $   62,703
----------------------------------------------------------------------------------------------
  United Kingdom - 17.3%
    ASDA Group PLC (Retail)                                             17,701      $   32,236
    British Aerospace PLC (Aerospace)                                    1,696          35,265
    British Petroleum PLC (Oils)                                         2,012          22,308
    Capital Radio PLC (Broadcasting)                                       971           8,945
    Carlton Communications PLC (Broadcasting)                            1,200          10,214
    Grand Metropolitan (Food and Beverage Products)                      2,750          20,402
    Inchcape PLC (Automotive)                                            2,327          10,092
    Jarvis Hotels PLC (Restaurants and Lodging)+                        12,322          35,561
    Kwik-Fit Holdings PLC (Automotive)                                   8,744          32,221
    Lloyds TSB Group PLC (Banks and Credit Companies)                    2,030          16,880
    Pace Micro Technology (Electronics)                                  7,096          10,413
    PowerGen PLC (Utilities - Electric)                                  3,992          40,225
    Reuters Holdings PLC, ADR (Printing and Publishing)                    140           8,977
    Smith (W.H.) Group PLC (Retail)                                      1,445          10,720
    Storehouse PLC (Retail)                                              7,150          31,943
    Wimpey (Geo.) PLC (Construction Services)                            5,290          12,162
                                                                                    ----------
                                                                                    $  338,564
----------------------------------------------------------------------------------------------
  Venezuela - 0.6%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)*                                                369      $   11,716
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $1,744,285
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,898,775)                                          $1,856,336
----------------------------------------------------------------------------------------------

Warrant - 0.1%
----------------------------------------------------------------------------------------------
  Ciba Specialty Chemicals AG* (Identified Cost, $0)                        23        $  1,456
----------------------------------------------------------------------------------------------

Preferred Stocks - 2.7%
----------------------------------------------------------------------------------------------
Germany - 2.7%
  Sap AG (Computer Software - Systems)                                     148       $  22,853
  Henkel KGaA (Consumer Goods and Services)                                578          30,836
----------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $49,659)                                   $   53,689
----------------------------------------------------------------------------------------------

Short-Term Obligation - 8.4%
----------------------------------------------------------------------------------------------
                                                              Principal Amount
                                                                 (000 Omitted)
----------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 3/03/97, at Amortized Cost                 $ 165      $  164,952
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,113,386)                                     $2,076,433
Other Assets, Less Liabilities - (5.8)%                                               (114,610)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,961,823
----------------------------------------------------------------------------------------------
 *Non-income producing security.
 +Restricted Security.
##SEC Rule 144A Restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 77.2%
----------------------------------------------------------------------------------------------
Issuer                                                                  Shares           Value
----------------------------------------------------------------------------------------------
U.S. Stocks - 76.8%
  Advertising - 0.1%
    Universal Outdoor Holdings, Inc.*                                      100      $    2,700
----------------------------------------------------------------------------------------------
  Business Machines - 5.0%
    Affiliated Computer Services, Inc.*                                  3,000      $   61,875
    International Business Machines Corp.                                   20           2,875
    Sun Microsystems, Inc.*                                              1,320          40,755
                                                                                    ----------
                                                                                    $  105,505
----------------------------------------------------------------------------------------------
  Business Services - 6.7%
    AccuStaff, Inc.*                                                     1,980      $   41,085
    ADT Ltd.*                                                              940          20,445
    Claremont Technology Group, Inc.*                                      920          19,435
    CUC International, Inc.*                                             1,160          27,695
    Data Processing Corp.*                                                 500           9,813
    Ikon Office Solutions, Inc.                                            565          23,306
                                                                                    ----------
                                                                                    $  141,779
----------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 7.0%
    Activision, Inc.*                                                    2,100      $   28,087
    Dell Computer Corp.*                                                   230          16,359
    Electronic Arts, Inc.*                                                 710          22,188
    First Data Corp.                                                       780          28,567
    Microsoft Corp.*                                                       200          19,500
    Spectrum Holobyte, Inc.*                                             3,900          32,175
                                                                                    ----------
                                                                                    $  146,876
----------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    Ingram Micro, Inc.*                                                    750      $   17,062
----------------------------------------------------------------------------------------------
  Computer Software - Systems - 27.4%
    Adobe Systems, Inc.                                                    970      $   35,405
    BMC Software, Inc.*                                                  1,560          66,787
    Cadence Design Systems, Inc.*                                        1,760          64,900
    Compaq Computer Corp.*                                                 530          42,003
    Computer Associates International, Inc.                              1,905          82,867
    Compuware Corp.*                                                       930          57,893
    Cooper & Chyan Technology, Inc.*                                       905          27,772
    Oracle Systems Corp.*                                                1,590          62,408
    Peoplesoft, Inc.*                                                      310          12,361
    Pure Atria Corp.*                                                    1,900          36,456
    Silicon Graphics, Inc.*                                                330           7,961
    Sybase, Inc.*                                                          380           6,223
    Synopsys, Inc.*                                                      2,110          75,301
                                                                                    ----------
                                                                                    $  578,337
----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Silgan Holdings, Inc.*                                                 100      $    2,550
----------------------------------------------------------------------------------------------
  Electronics - 4.7%
    Atmel Corp.*                                                           440      $   16,445
    Intel Corp.                                                            515          73,066
    Xilinx, Inc.*                                                          200           9,025
                                                                                    ----------
                                                                                    $   98,536
----------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Midway Games, Inc.*                                                  1,160      $   18,125
----------------------------------------------------------------------------------------------

U.S. Stocks - continued
  Medical and Health Products - 2.7%
    Bristol-Myers Squibb Co.                                               260      $   33,930
    North American Vaccine, Inc.*                                          470          10,634
    Pharmacia & Upjohn, Inc.                                               340          12,537
                                                                                    ----------
                                                                                    $   57,101
----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 8.1%
    HBO & Co.                                                              955      $   55,032
    Oxford Health Plans, Inc.*                                             370          20,627
    Pacificare Health Systems, Inc.*                                       250          20,937
    Trigon Healthcare, Inc.*                                               100           1,788
    United Healthcare Corp.                                              1,240          61,845
    Vivra, Inc.*                                                           350          10,413
                                                                                    ----------
                                                                                    $  170,642
----------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    Renaissance Hotel Group NV*                                            300      $    8,888
----------------------------------------------------------------------------------------------
  Stores - 1.2%
    Office Depot, Inc.*                                                    850      $   16,150
    Rite-Aid Corp.                                                         200           8,425
                                                                                    ----------
                                                                                    $   24,575
----------------------------------------------------------------------------------------------
  Telecommunications - 10.2%
    ADC Telecommunications, Inc.*                                          250      $    6,750
    Ascend Communications, Inc.*                                           815          42,584
    Cabletron Systems, Inc.*                                             1,760          52,800
    Cisco Systems, Inc.*                                                 1,305          72,590
    Lucent Technologies, Inc.                                              760          40,945
                                                                                    ----------
                                                                                    $  215,669
----------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.5%
    MCI Communications Corp.                                               910      $   32,532
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $1,620,877
----------------------------------------------------------------------------------------------
Foreign Stocks - 0.4%
  United Kingdom - 0.4%
  SELECT Software Tools, ADR (Computer Software - Systems)*                600      $    8,400
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,666,296)                                          $1,629,277
----------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
----------------------------------------------------------------------------------------------
Germany - 0.6%
  Sap AG (Computer Software - Systems) (Identified Cost, $12,820)           85      $   13,125
----------------------------------------------------------------------------------------------

Short-Term Obligation - 24.7%
----------------------------------------------------------------------------------------------
                                                              Principal Amount
                                                                 (000 Omitted)
----------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 3/03/97, at Amortized Cost                 $ 520      $  519,847
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,198,963)                                     $2,162,249
Other Assets, Less Liabilities - (2.5)%                                                (51,833)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $2,110,416
----------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------

                                                 Core     Equity       Special
                                               Growth     Income Opportunities
February 28, 1997                                Fund       Fund          Fund
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $1,757,850,
    $833,755 and $3,369,123,
    respectively)                          $1,829,531   $934,587   $3,445,331
  Cash                                            885      6,612          904
  Deposits with brokers for securities
    sold short                                --          --           66,341
  Receive for Fund shares sold                --           2,673      --
  Receivable for investments sold              44,957     11,311      139,730
  Interest and dividends receivable               827      2,520        2,171
  Deferred organization expenses                1,670      1,670        1,670
  Other assets                                --          --            4,362
                                           ----------   --------   ----------
      Total assets                         $1,877,870   $959,373   $3,660,509
                                           ----------   --------   ----------
Liabilities:
  Securities sold short, at value
    (proceeds, $0, $0 and $66,341,
    respectively)                          $  --        $ --       $   69,525
  Payable for investments purchased            66,178      2,681      131,912
  Payable for Fund shares reacquired          --          --            4,293
  Accrued expenses and other liabilities        1,746      1,710      --
                                           ----------   --------   ----------
      Total liabilities                    $   67,924   $  4,391   $  205,730
                                           ----------   --------   ----------
Net assets                                 $1,809,946   $954,982   $3,454,779
                                           ==========   ========   ==========

Net assets consist of:
  Paid-in capital                          $1,631,814   $808,171   $3,181,500
  Unrealized appreciation on investments
    and translation of assets and
    liabilities in foreign currencies          71,676    100,832       72,046
  Accumulated undistributed net realized
    gain on investments and
    foreign currency transactions             108,021     44,051      194,802
  Accumulated undistributed net
    investment income (loss)
                                               (1,565)     1,928        6,431
                                           ----------   --------   ----------
      Total                                $1,809,946   $954,982   $3,454,779
                                           ==========   ========   ==========
Shares of beneficial interest
  outstanding:
  Class A                                      58,526     27,624      143,624
  Class I                                      75,010     46,379      154,087
                                           ----------   --------   ----------
      Total shares of beneficial interest
        outstanding                           133,536     74,003      297,711
                                           ==========   ========   ==========
Net assets:
  Class A                                  $  792,523   $356,622   $1,665,613
  Class I                                   1,017,423    598,360    1,789,166
                                           ----------   --------   ----------
      Total net assets                     $1,809,946   $954,982   $3,454,779
                                           ==========   ========   ==========

Class A shares:
  Net asset value and redemption price
    per share
    (net assets / shares of beneficial
    interest outstanding)                   $13.54      $12.91      $11.60
                                            ======      ======      ======

Class I shares:
  Net asset value and redemption price
    per share
    (net assets / shares of beneficial
    interest outstanding)                   $13.56      $12.90      $11.61
                                            ======      ======      ======

See notes to financial statements

--------------------------------------------------------------------------------

                                                 Blue  Convertible          New
                                                 Chip   Securities    Discovery
February 28, 1997                                Fund         Fund         Fund
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $602,664, $541,518 and
    $1,686,286, respectively)                $625,744     $548,992   $1,680,953
  Cash                                          5,991          311        4,923
  Deposits with brokers for securities
    sold short                                 --            3,468      --
  Receivable for Fund shares sold              --           --          --
  Receivable for investments sold              --            9,610      111,264
  Interest and dividends receivable             1,113        2,417       18,821
  Deferred organization expenses               --           --          --
  Other assets                                 --           --          --
                                             --------     --------   ----------
      Total assets                           $632,848     $564,798   $1,815,961
                                             --------     --------   ----------
Liabilities:
  Securities sold short, at value
    (proceeds, $0, $3,468 and $0,
    respectively)                            $ --         $  3,088   $  --
  Payable for investments purchased             4,707       --           59,542
  Payable for Fund shares reacquired           --           --          --
  Accrued expenses and other liabilities           26        7,524           73
                                             --------     --------   ----------
      Total liabilities                      $  4,733     $ 10,612   $   59,615
                                             --------     --------   ----------
Net assets                                   $628,115     $554,186   $1,756,346
                                             ========     ========   ==========

Net assets consist of:
  Paid-in capital                            $603,679     $546,260   $1,742,008
  Unrealized appreciation (depreciation)
    on investments and
    translation of assets and liabilities
    in foreign currencies                      23,080        7,854       (5,333)
  Accumulated undistributed net realized
    gain (loss) on
    investments and foreign currency
    transactions                                  476       (1,800)     (14,789)
  Accumulated undistributed net investment
    income                                        880        1,872       34,460
                                             --------     --------   ----------
      Total                                  $628,115     $554,186   $1,756,346
                                             ========     ========   ==========
Shares of beneficial interest outstanding:
  Class A                                      43,773       50,353       37,384
  Class I                                      16,448        4,271      136,603
                                             --------     --------   ----------
      Total shares of beneficial interest
        outstanding                            60,221       54,624      173,987
                                             ========     ========   ==========
Net assets:
  Class A                                    $456,567     $510,877   $  377,387
  Class I                                     171,548       43,309    1,378,959
                                             --------     --------   ----------
      Total net assets                       $628,115     $554,186   $1,756,346
                                             ========     ========   ==========

Class A shares:
  Net asset value and redemption price per
    share
    (net assets / shares of beneficial
    interest outstanding)                    $10.43       $10.15      $10.09
                                             ======       ======      ======

Class I shares:
  Net asset value and redemption price per
    share
    (net assets / shares of beneficial
    interest outstanding)                    $10.43       $10.14      $10.09
                                             ======       ======      ======

See notes to financial statements

----------------------------------------------------------------------------
                                                  Research    Science and
                                             International     Technology
February 28, 1997                                     Fund           Fund
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $2,113,386 and $2,198,963, respectively)    $2,076,433     $2,162,249
  Cash                                               4,867          4,653
  Receivable for Fund shares sold                   --             --
  Receivable for investments sold                    5,455          8,267
  Interest and dividends receivable                  2,103         28,056
  Deferred organization expenses                    --             --
  Other assets                                      --                250
                                                ----------     ----------
      Total assets                              $2,088,858     $2,203,475
                                                ----------     ----------
Liabilities:
  Payable for investments purchased             $  126,955      $  92,981
  Payable for Fund shares reacquired                --             --
  Accrued expenses and other liabilities                80             78
                                                ----------     ----------
      Total liabilities                         $  127,035      $  93,059
                                                ----------     ----------
Net assets                                      $1,961,823     $2,110,416
                                                ==========     ==========

Net assets consist of:
  Paid-in capital                               $1,988,844     $2,101,702
  Unrealized depreciation on investments and
    translation of assets and
    liabilities in foreign currencies              (37,172)       (36,712)
  Accumulated undistributed net realized
    gain (loss) on investments and
    foreign currency transactions                    9,629        (43,675)
  Accumulated undistributed net investment
    income                                             522         89,101
                                                ----------     ----------
      Total                                     $1,961,823     $2,110,416
                                                ==========     ==========
Shares of beneficial interest outstanding:
  Class A                                          140,561         57,447
  Class I                                           58,601        151,769
                                                ----------     ----------
      Total shares of beneficial interest
        outstanding                                199,162        209,216
                                                ==========     ==========
Net assets:
  Class A                                       $1,384,566     $  579,551
  Class I                                          577,257      1,530,865
                                                ----------     ----------
      Total net assets                          $1,961,823     $2,110,416
                                                ==========     ==========

Class A shares:
  Net asset value and redemption price per
    share
    (net assets / shares of beneficial
    interest outstanding)                       $ 9.85         $10.09
                                                ======         ======

Class I shares:
  Net asset value and redemption price per
    share
    (net assets / shares of beneficial
    interest outstanding)                       $ 9.85         $10.09
                                                ======         ======

See notes to financial statements

Statements of Operations (Unaudited)
--------------------------------------------------------------------------------
                                                 Core      Equity     Special
                                               Growth      Income Opportunities
Six Months Ended February 28, 1997               Fund        Fund        Fund
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                $  3,010   $  10,972    $  7,162
    Interest                                    3,399       1,228       9,413
                                             --------   ---------   ---------
      Total investment income                $  6,409   $  12,200   $  16,575
                                             --------   ---------   ---------

  Expenses -
    Management fee                          $   3,971    $  2,799    $  9,558
    Shareholder servicing agent fee -
      common                                      693         482       1,546
    Distribution and service fee - Class A      1,880       1,410       4,998
    Registration fees                           6,181       6,335       3,221
    Auditing fees                               3,001       3,001       3,003
    Custodian fee                               2,253       2,036       1,833
    Printing                                      607         238         746
    Postage                                       144          76         378
    Legal fees                                  1,574         928          78
    Amortization of organization expenses         215         215         215
    Miscellaneous                              --              74       1,248
                                            ---------    --------    --------
      Total expenses                        $  20,519    $ 17,594    $ 26,824
    Fees paid indirectly                         (188)       (150)       (534)
    Reduction of expenses by investment
      adviser                                 (12,370)    (11,846)    (15,080)
                                            ---------    --------    --------
      Net expenses                          $   7,961    $  5,598    $ 11,210
                                            ---------    --------    --------
        Net investment income (loss)        $  (1,552)   $  6,602    $  5,365
                                            ---------    --------    --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                 $ 148,054    $ 50,317    $258,732
    Foreign currency transactions                 (14)         12          (32)
                                            ---------    --------    --------

      Net realized gain on investments
        and foreign currency transactions   $ 148,040    $ 50,329    $258,700
                                            ---------    --------    --------

  Change in unrealized appreciation on
    investments and translation of assets
    and liabilities in foreign currencies   $  53,726    $ 74,863    $ 30,864
                                            ---------    --------    --------

        Net realized and unrealized gain
          on investments and foreign
          currency                          $ 201,766    $125,192    $289,564
                                            ---------    --------    --------
          Increase in net assets from
            operations                      $ 200,214    $131,794    $294,929
                                            =========    ========    ========

See notes to financial statements

--------------------------------------------------------------------------------
                                                 Blue Convertible         New
                                                 Chip  Securities   Discovery
Period Ended February 28, 1997*                  Fund        Fund        Fund
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                $  1,509    $  1,695   $  33,712
    Interest                                      771       1,462       4,733
                                             --------    --------   ---------
      Total investment income                $  2,280    $  3,157   $  38,445
                                             --------    --------   ---------

  Expenses -
    Management fee                           $    595    $    546   $   1,956
    Shareholder servicing agent fee -
      common                                      121         111         344
    Distribution and service fee - Class A        334         394         256
    Registration fees                           6,000       5,000       6,000
    Auditing fees                               3,000       3,000       3,000
    Printing                                      400         400         400
    Custodian fee                                 200         200         200
    Postage                                        10          10           5
    Legal fees                                    986         986         986
    Miscellaneous                                 104          98         147
                                             --------    --------   ---------
      Total expenses                         $ 11,750    $ 10,745   $  13,294

    Reduction of expenses by investment
      adviser                                 (10,350)     (9,460)     (9,308)
                                             --------    --------   ---------
      Net expenses                           $  1,400    $  1,285   $   3,986
                                             --------    --------   ---------
        Net investment income                $    880    $  1,872   $  34,460
                                             --------    --------   ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                  $    457    $ (1,805)  $ (14,789)
    Foreign currency transactions                  19           5      --
                                             --------    --------   ---------

      Net realized gain (loss) on
        investments and foreign currency
        transactions                         $    476    $ (1,800)  $ (14,789)
                                             --------    --------   ---------

  Change in unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currencies                    $ 23,080    $  7,854   $  (5,333)
                                             --------    --------   ---------

        Net realized and unrealized gain
          (loss) on investments and foreign
          currency                           $ 23,556    $  6,054   $ (20,122)
                                             --------    --------   ---------
          Increase in net assets from
            operations                       $ 24,436    $  7,926   $  14,338
                                             ========    ========   =========

*For the period from the commencement of investment operations, January 2, 1997 to February 28, 1997.

See notes to financial statements

--------------------------------------------------------------------------
                                                 Research   Science and
                                            International    Technology
Period Ended February 28, 1997*                      Fund          Fund
--------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                    $  2,245      $ 88,647
    Interest                                        2,279         4,961
                                                 --------      --------
      Total investment income                    $  4,524      $ 93,608
                                                 --------      --------
  Expenses -
    Management fee                               $  2,614      $  2,215
    Shareholder servicing agent fee - common          346           390
    Distribution and service fee - Class A            884           310
    Registration fees                               5,000         6,000
    Auditing fees                                   3,000         3,000
    Printing                                          400           400
    Custodian fee                                     200           200
    Postage                                            10            14
    Legal fees                                        986           986
    Miscellaneous                                     151           152
                                                 --------      --------
      Total expenses                             $ 13,591      $ 13,667
    Reduction of expenses by investment
      adviser                                      (9,589)       (9,160)
                                                 --------      --------
      Net expenses                               $  4,002      $  4,507
                                                 --------      --------
        Net investment income                    $    522      $ 89,101
                                                 --------      --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                      $  9,231      $(43,666)
    Foreign currency transactions                     398            (9)
                                                 --------      --------
      Net realized gain (loss) on
        investments and foreign currency
        transactions                             $  9,629      $(43,675)
                                                 --------      --------
  Change in unrealized depreciation on
    investments and translation of assets
    and liabilities in foreign currencies        $(37,172)     $(36,712)
                                                 --------      --------
        Net realized and unrealized loss on
          investments and foreign
          currency                               $(27,543)     $(80,387)
                                                 --------      --------
          Increase (decrease) in net assets
            from operations                      $(27,021)     $  8,714
                                                 ========      ========


*For the period from the commencement of investment operations, January 2, 1997 to February 28, 1997.

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                                  Six Months
                                                       Ended
                                                February 28,
                                                        1997      Period Ended
Core Growth Fund                                 (Unaudited)   August 31, 1996*
-----------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                             $   (1,552)       $   (362)
  Net realized gain on investments and
    foreign currency
    transactions                                     148,040          66,889
  Net unrealized gain on investments and
    foreign currency
    translation                                       53,726          17,950
                                                  ----------        --------
      Increase in net assets from operations      $  200,214        $ 84,477
                                                  ----------        --------

Distributions declared to shareholders -

  From net investment income - Class A            $    --           $   --
  From net realized gain on investments -
    Class A                                         (106,559)           --
                                                  ----------        --------
        Total distributions declared to
          shareholders                            $ (106,559)       $   --
                                                  ----------        --------

Fund shares (principal) transactions -
  Net proceeds from sale of shares                $1,217,508        $605,756
  Net asset value of shares issued to
    shareholders in
    reinvestment of distributions                    106,552            --
  Cost of shares reacquired                         (293,919)         (4,083)
                                                  ----------        --------
      Increase in net assets from Fund share
        transactions                              $1,030,141        $601,673
                                                  ----------        --------
        Total increase in net assets              $1,123,796        $686,150
Net assets:
  At beginning of period                             686,150            --
                                                  ----------        --------

  At end of period (including accumulated
    net investment loss
    of $1,565 and $13, respectively)              $1,809,946        $686,150
                                                  ==========        ========

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

See notes to financial statements

-------------------------------------------------------------------------------
                                                  Six Months
                                                       Ended
                                           February 28, 1997      Period Ended
Equity Income Fund                               (Unaudited)   August 31, 1996*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $  6,602          $  4,878
  Net realized gain on investments and
    foreign currency
    transactions                                      50,329             7,246
  Net unrealized gain on investments and
    foreign currency
    translation                                       74,863            25,969
                                                    --------          --------
      Increase in net assets from operations        $131,794          $ 38,093
                                                    --------          --------

Distributions declared to shareholders -

  From net investment income - Class A             $  (9,552)         $   --
  From net realized gain on investments -
    Class A                                          (13,524)             --
                                                    --------          --------
        Total distributions declared to
          shareholders                              $(23,076)         $   --
                                                    --------          --------

Fund share (principal) transactions -
  Net proceeds from sale of shares                  $347,213          $449,397
  Net asset value of shares issued to
    shareholders in
    reinvestment of distributions                     23,074             --
  Cost of shares reacquired                           (1,403)          (10,110)
                                                    --------          --------
      Increase in net assets from Fund share
        transactions                                $368,884          $439,287
                                                    --------          --------
        Total increase in net assets                $477,602          $477,380
Net assets:
  At beginning of period                             477,380              --
                                                    --------          --------

  At end of period (including accumulated
    undistributed net
    investment income of $1,928 and $4,878,
    respectively)                                   $954,982          $477,380
                                                    ========          ========

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

See notes to financial statements

-------------------------------------------------------------------------------
                                                  Six Months
                                                       Ended
                                           February 28, 1997      Period Ended
Special Opportunities Fund                       (Unaudited)   August 31, 1996*
-----------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $    5,365        $   10,016
  Net realized gain on investments and
    foreign currency
    transactions                                     258,700           168,487
  Net unrealized gain on investments and
    foreign currency
    translation                                       30,864            41,182
                                                  ----------        ----------
      Increase in net assets from operations      $  294,929        $  219,685
                                                  ----------        ----------

Distributions declared to shareholders -

  From net investment income - Class A            $   (8,950)       $   --
  From net realized gain on investments -
    Class A                                         (232,385)           --
                                                  ----------        ----------
        Total distributions declared to
          shareholders                            $ (241,335)       $   --
                                                  ----------        ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                $  949,135        $2,038,964
  Net asset value of shares issued to
    shareholders in
    reinvestment of distributions                    241,330            --
  Cost of shares reacquired                          (47,915)              (14)
                                                  ----------        ----------
      Increase in net assets from Fund share
        transactions                              $1,142,550        $2,038,950
                                                  ----------        ----------
        Total increase in net assets              $1,196,144        $2,258,635
Net assets:
  At beginning of period                           2,258,635            --
                                                  ----------        ----------

  At end of period (including accumulated
    undistributed net
    investment income of $6,431 and $10,016,
    respectively)                                 $3,454,779        $2,258,635
                                                  ==========        ==========

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

See notes to financial statements

--------------------------------------------------------------------------------
                                                Blue  Convertible         New
                                                Chip   Securities   Discovery
Period Ended February 28, 1997*                 Fund         Fund        Fund
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                     $    880     $  1,872  $   34,460
  Net realized gain (loss) on
    investments and foreign currency
    transactions                                 476       (1,800)    (14,789)
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                               23,080        7,854      (5,333)
                                            --------     --------  ----------
      Increase in net assets from
        operations                          $ 24,436     $  7,926  $   14,338
                                            --------     --------  ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares          $604,990     $547,061  $1,742,009
  Cost of shares reacquired                   (1,311)        (801)         (1)
                                            --------     --------  ----------
      Increase in net assets from Fund
        share transactions                  $603,679     $546,260  $1,742,008
                                            --------     --------  ----------
        Total increase in net assets        $628,115     $554,186  $1,756,346
Net assets:
  At beginning of period                       --           --         --
                                            --------     --------  ----------

  At end of period (including
    accumulated undistributed net
    investment income of $880, $1,872
    and $34,460, respectively)              $628,115     $554,186  $1,756,346
                                            ========     ========  ==========

*For the period from the commencement of investment operations, January 2, 1997 to February 28, 1997.

See notes to financial statements

--------------------------------------------------------------------------
                                                  Research    Science and
                                             International     Technology
Period Ended February 28, 1997*                       Fund           Fund
----------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $      522     $   89,101
  Net realized gain (loss) on investments
    and foreign currency transactions                9,629        (43,675)
  Net unrealized loss on investments and
    foreign currency translation                   (37,172)       (36,712)
                                                ----------     ----------
      Increase (decrease) in net assets from
        operations                              $  (27,021)    $    8,714
                                                ----------     ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares              $1,989,004     $2,101,703
  Cost of shares reacquired                           (160)            (1)
                                                ----------     ----------
      Increase in net assets from Fund share
        transactions                            $1,988,844     $2,101,702
                                                ----------     ----------
        Total increase in net assets            $1,961,823     $2,110,416
Net assets:
  At beginning of period                            --             --
                                                ----------     ----------

  At end of period (including accumulated
    undistributed net investment
    income of $522 and $89,101,
    respectively)                               $1,961,823     $2,110,416
                                                ==========     ==========

*For the period from the commencement of investment operations, January 2, 1997 to February 28, 1997.

See notes to financial statements

Financial Highlights (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended           Period Ended              Period Ended
Core Growth Fund                                February 28, 1997        August 31, 1996*        February 28, 1997**
-----------------------------------------------------------------------------------------------------------------------
                                                          Class A                                          Class I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $ 12.33                $ 10.00                   $ 12.99
                                                          -------                -------                   -------
Income from investment operations# -
Net investment loss(S)                                    $ (0.02)               $ (0.01)                  $   --
Net realized and unrealized gain on investments and
  foreign currency transactions                              2.91                   2.34                      0.57
                                                          -------                -------                   -------
Total from investment operations                          $  2.89                $  2.33                   $  0.57
                                                          -------                -------                   -------
Less distributions declared to shareholders -
From net realized gain on investments                     $ (1.68)               $   --                    $   --
                                                          -------                -------                   -------
Total distributions declared to shareholders              $ (1.68)               $   --                    $   --
                                                          -------                -------                   -------
Net asset value - end of period                           $ 13.54                $ 12.33                   $ 13.56
                                                          =======                =======                   =======
Total return(+)                                            24.12%++               23.30%++                   5.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                  1.50%+                 1.50%+                    1.50%+
  Net investment loss                                     (0.34)%+               (0.11)%+                  (0.18)%+
Portfolio turnover                                           175%                   204%                      175%
Average commission rate                                   $0.0356                $0.0411                   $0.0356
Net assets at end of period (000 omitted)                 $   793                $   686                   $ 1,017

 * For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.
** For the period from the commencement of offering of Class I shares, January 2, 1997 to February 28, 1997.
 + Annualized.
++ Not annualized.
 # Per share data is based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly. The reduction of expenses by fees paid indirectly, as a percentage of net assets, amounted to:
                                                          (0.04)%+               (0.02)%+                  (0.04)%+

(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each Fund's average daily net assets. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                              $  (0.16)                $(0.18)                 $  (0.05)
     Ratios (to average net assets):
       Expenses##                                           4.01%+                 4.28%+                    3.51%+
       Net investment loss                                (2.85)%+               (2.34)%+                  (2.19)%+

See notes to financial statements

Financial Highlights (Unaudited) - continued
------------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended           Period Ended              Period Ended
Equity Income Fund                              February 28, 1997        August 31, 1996*        February 28, 1997**
------------------------------------------------------------------------------------------------------------------------
                                                          Class A                                          Class I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $ 11.07                $ 10.00                   $ 12.21
                                                           -------                -------                   -------
Income from investment operations# -
Net investment income(S)                                   $  0.12                $  0.13                   $  0.03
Net realized and unrealized gain on investments and
  foreign currency transactions                               2.10                   0.94                      0.66
                                                           -------                -------                   -------
Total from investment operations                           $  2.22                $  1.07                   $  0.69
                                                           -------                -------                   -------
Less distributions declared to shareholders -
  From net investment income                               $ (0.16)               $  --                     $  --
  From net realized gain (loss) on investments               (0.22)                  --                        --
                                                           -------                -------                   -------
Total distributions declared to shareholders               $ (0.38)               $  --                     $  --
                                                           -------                -------                   -------
Net asset value - end of period                            $ 12.91                $ 11.07                   $ 12.90
                                                           =======                =======                   =======
Total return(+)                                             20.26%++               10.70%++                   6.35%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                   1.50%+                 1.50%+                    1.50%+
  Net investment income                                      1.90%+                 1.83%+                    1.37%+
Portfolio turnover                                             66%                    56%                       66%
Average commission rate                                    $0.0334                $0.0331                   $0.0334
Net assets at end of period (000 omitted)                  $   357                $   477                   $   598

 * For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.
** For the period from the commencement of offering of Class I shares, January 2, 1997 to February 28, 1997.
 + Annualized.
++ Not annualized.
 # Per share data is based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly. The reduction of expenses by fees paid indirectly, as a percentage of net assets, amounted to:
                                                           (0.04)%+               (0.03)%+                  (0.04)%+

(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each
   Fund's average daily net assets. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                                  $(0.11)                $(0.06)                   $(0.04)
     Ratios (to average net assets):
       Expenses##                                            5.23%+                 4.67%+                    4.74%+
       Net investment loss                                 (1.83)%+               (0.78)%+                  (1.87)%+

See notes to financial statements

Financial Highlights (Unaudited) - continued
------------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended           Period Ended              Period Ended
Special Opportunities Fund                      February 28, 1997        August 31, 1996*        February 28, 1997**
------------------------------------------------------------------------------------------------------------------------
                                                          Class A                                          Class I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $ 11.36                $ 10.00                   $ 11.38
                                                           -------                -------                   -------
Income from investment operations# -
Net investment income(S)                                   $  0.01                $  0.06                   $  0.04
Net realized and unrealized gain on investments and
  foreign currency transactions                               1.40                   1.30                      0.19
                                                           -------                -------                   -------
Total from investment operations                           $  1.41                $  1.36                   $  0.23
                                                           -------                -------                   -------
Less distributions declared to shareholders -
  From net investment income                               $ (0.04)               $  --                     $  --
  From net realized gain (loss) on investments               (1.13)                  --                        --
                                                           -------                -------                   -------
Total distributions declared to shareholders               $ (1.17)               $  --                     $  --
                                                           -------                -------                   -------
Net asset value - end of period                            $ 11.60                $ 11.36                   $ 11.61
                                                           =======                =======                   =======
Total return(+)                                             12.59%++               13.60%++                   2.66%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                   0.88%+                 1.50%+                    0.88%+
  Net investment income                                      0.17%+                 0.78%+                    1.34%+
Portfolio turnover                                             89%                   108%                       89%
Average commission rate                                    $0.0440                $0.0361                   $0.0440
Net assets at end of period (000 omitted)                  $ 1,666                $ 2,259                   $ 1,789

 * For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.
** For the period from the commencement of offering of Class I shares, January 2, 1997 to February 28, 1997.
 + Annualized.
++ Not annualized.
 # Per share data is based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly. The reduction of expenses by fees paid indirectly, as a percentage of net assets, amounted to:
                                                           (0.04)%+               (0.02)%+                  (0.04)%+

(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each
   Fund's average daily net assets. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                                  $(0.07)                $(0.01)                   $ 0.01
     Ratios (to average net assets):
       Expenses##                                            2.21%+                 2.97%+                    1.72%+
       Net investment income (loss)                        (1.16)%+               (0.16)%+                    0.50%+

See notes to financial statements

--------------------------------------------------------------------------------
Blue Chip Fund                             Period Ended February 28, 1997*
--------------------------------------------------------------------------------
                                                      Class A          Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $10.00          $10.00
                                                       ------          ------
Income from investment operations# -
Net investment income(S)                               $ 0.01          $ 0.01
Net realized and unrealized gain on investments          0.42            0.42
                                                       ------          ------
Total from investment operations                       $ 0.43          $ 0.43
                                                       ------          ------
Net asset value - end of period                        $10.43          $10.43
                                                       ======          ======
Total return(+)                                         4.30%++         4.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                              1.50%+          1.50%+
  Net investment income                                 0.95%+          0.94%+
Portfolio turnover                                         6%              6%
Average commission rate                               $0.0366         $0.0366
Net assets at end of period (000 omitted)                $457            $172

  *For the period from the commencement of investment operations, January 2,
   1997 to February 28, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data for periods is based on average shares outstanding.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each Fund's average daily net assets. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                             $(0.16)         $(0.16)
     Ratios (to average net assets):
       Expenses                                        12.76%+         12.27%+
       Net investment loss                           (10.31)%+        (9.83)%+

See notes to financial statements

--------------------------------------------------------------------------------
Convertible Securities Fund                Period Ended February 28, 1997*
--------------------------------------------------------------------------------
                                                      Class A         Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $10.00          $10.00
                                                       ------          ------
Income from investment operations# -
Net investment income(S)                               $  --           $ 0.03
Net realized and unrealized gain on investments          0.15            0.11
                                                       ------          ------
Total from investment operations                       $ 0.15          $ 0.14
                                                       ------          ------
Net asset value - end of period                        $10.15          $10.14
                                                       ======          ======
Total return(+)                                         1.50%++         1.40%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                              1.50%+          1.50%+
  Net investment income                                 2.20%+          2.18%+
Portfolio turnover                                        23%             23%
Average commission rate                               $0.0481         $0.0481
Net assets at end of period (000
 omitted)                                                $511             $43

  *For the period from the commencement of investment operations, January 2,
   1997 to February 28, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data for periods is based on average shares outstanding.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each Fund's average daily net assets. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                             $  --           $(0.13)
     Ratios (to average net assets):
       Expenses                                        12.63%+         12.13%+
       Net investment loss                            (8.93)%+        (8.45)%+

See notes to financial statements

--------------------------------------------------------------------------------
New Discovery Fund                         Period Ended February 28, 1997*
--------------------------------------------------------------------------------
                                                      Class A        Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $10.00        $10.00
                                                       ------        ------
Income from investment operations# -
Net investment income(S)                               $ 0.19        $ 0.20
Net realized and unrealized loss on investments         (0.10)        (0.11)
                                                       ------        ------
Total from investment operations                       $ 0.09        $ 0.09
                                                       ------        ------
Net asset value - end of period                        $10.09        $10.09
                                                       ======        ======
Total return(+)                                         0.90%++       0.90%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                              1.50%+        1.50%+
  Net investment income                                13.90%+       12.79%+
Portfolio turnover                                       327%          327%
Average commission rate                               $0.0268       $0.0268
Net assets at end of period (000 omitted)                $377        $1,379

  *For the period from the commencement of investment operations, January 2,
   1997 to February 28, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data for periods is based on average shares outstanding.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each Fund's average daily net assets. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                             $ 0.14        $ 0.15
     Ratios (to average net assets):
       Expenses                                         5.42%+        4.92%+
       Net investment income                            9.98%+        9.37%+

See notes to financial statements

--------------------------------------------------------------------------------
Research International Fund                Period Ended February 28, 1997*
--------------------------------------------------------------------------------
                                                      Class A        Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $10.00         $10.00
                                                       ------         ------
Income from investment operations# -
Net investment income(S)                               $  --          $  --
Net realized and unrealized loss on investments         (0.15)         (0.15)
                                                       ------         ------
Total from investment operations                       $(0.15)        $(0.15)
                                                       ------         ------
Net asset value - end of period                        $ 9.85         $ 9.85
                                                       ======         ======
Total return(+)                                       (1.50)%++      (1.50)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                              1.50%+         1.50%+
  Net investment income                                 0.21%+         0.17%+
Portfolio turnover                                       176%           176%
Average commission rate                               $0.0193        $0.0193
Net assets at end of period (000
 omitted)                                              $1,385           $577

  *For the period from the commencement of investment operations, January 2,
   1997 to February 28, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data for periods is based on average shares outstanding.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each Fund's average daily net assets. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                             $(0.05)        $(0.05)
     Ratios (to average net assets):
       Expenses                                         5.27%+         4.77%+
       Net investment loss                            (3.56)%+       (3.10)%+

See notes to financial statements

--------------------------------------------------------------------------------
Science and Technology Fund                Period Ended February 28, 1997*
--------------------------------------------------------------------------------
                                                      Class A        Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $10.00         $10.00
                                                       ------         ------
Income from investment operations# -
Net investment income(S)                               $ 0.38         $ 0.46
Net realized and unrealized loss on investments         (0.29)         (0.37)
                                                       ------         ------
Total from investment operations                       $ 0.09         $ 0.09
                                                       ------         ------
Net asset value - end of period                        $10.09         $10.09
                                                       ======         ======
Total return(+)                                         0.80%++        0.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                              1.50%+         1.50%+
  Net investment income                                30.63%+        29.42%+
Portfolio turnover                                       716%           716%
Average commission rate                               $0.0268        $0.0268
Net assets at end of period (000
 omitted)                                                $580         $1,531

  *For the period from the commencement of investment operations, January 2,
   1997 to February 28, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data for periods is based on average shares outstanding.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Funds at not more than 1.50% of each Fund's average daily net assets. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                             $ 0.34         $ 0.42
     Ratios (to average net assets):
       Expenses                                         4.95%+         4.45%+
       Net investment income                           27.18%+        26.47%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Series Trust I (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of eight Funds, as follows: MFS Cash Reserve Fund, MFS Managed Sectors Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund* (the Core Growth Fund), MFS Equity Income Fund* (the Equity Income Fund), MFS Special Opportunities Fund* (the Special Opportunities Fund), MFS Blue Chip Fund* (the Blue Chip Fund), MFS Convertible Securities Fund* (the Convertible Securities Fund), MFS New Discovery Fund* (the New Discovery Fund), MFS Research International Fund* (the Research International Fund) and MFS Science and Technology Fund* (the Science and Technology Fund). Each Fund, except MFS Managed Sectors Fund, MFS World Asset Allocation Fund and the MFS Special Opportunities Fund is diversified.

The Funds denoted with an asterisk (*) above are included within these financial statements.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days of less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gain and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of each Fund.

Forward Foreign Currency Exchange Contracts -- Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The Funds may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Written Options -- Each Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by each Fund. Each Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Short Sales -- The Special Opportunities Fund, the Convertible Securities Fund, the New Discovery Fund and the Science and Technology Fund may enter into short sales. A short sale transaction involves selling a security which a Fund does not own with the intent of purchasing it later at a lower price. A fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Possible losses from short sales can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or U.S. Government securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The Special Opportunities Fund and the Convertible Securities Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

These Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Funds at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- Each Fund's custodian bank calculates its fee based on each Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest -- The Funds offer Class A and Class I shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser -- Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets for the Blue Chip Fund and the Convertible Securities Fund, at an annual rate of 0.75% of average daily net assets for the Core Growth Fund, the Equity Income Fund, the New Discovery Fund, the Science and Technology Fund, and the Special Opportunities Fund, and at an annual rate of 1.00% of average daily net assets for the Research International Fund. For the period ended February 28, 1997, the investment adviser did not impose any of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of each Fund's operating expenses exclusive of management, distribution and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets of its Class A shares. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 1997, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

     Core            Equity            Blue       Convertible               New          Research     Science and
   Growth            Income            Chip        Securities         Discovery     International      Technology
     Fund              Fund            Fund              Fund              Fund              Fund            Fund
------------------------------------------------------------------------------------------------------------------
  $(5,825)          $(7,156)        $(9,300)          $(8,410)          $(6,752)          $(5,744)        $(6,244)

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain of the officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Distributor -- MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the period ended February 28, 1997.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. There were no contingent deferred sales charges imposed during the period ended February 28, 1997 on Class A shares of each Fund.

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder serving agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of Class A at an effective annual rate of up to 0.15%. MFSC is currently waiving its fee for an indefinite period.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions, U.S. government and short-term obligations, were as follows:

                                                 Core           Equity          Special             Blue
                                               Growth           Income    Opportunities             Chip
                                                 Fund             Fund             Fund             Fund
----------------------------------------------------------------------------------------------------------
Purchases                                  $2,325,915       $  810,785       $2,795,370       $  625,899
                                           ==========       ==========       ==========       ==========

Sales                                      $1,664,515       $  476,074       $2,184,663       $   23,691
                                           ==========       ==========       ==========       ==========

                                          Convertible              New         Research      Science and
                                           Securities        Discovery    International       Technology
                                                 Fund             Fund             Fund             Fund
----------------------------------------------------------------------------------------------------------
Purchases                                  $  624,195       $4,632,587       $2,147,829       $8,829,159
                                           ==========       ==========       ==========       ==========

Sales                                      $   84,338       $2,996,493       $2,081,625       $7,106,378
                                           ==========       ==========       ==========       ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                 Core           Equity          Special             Blue
                                               Growth           Income    Opportunities             Chip
                                                 Fund             Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------
Aggregate cost                             $1,757,850       $  833,755       $3,435,464       $  602,664
                                           ==========       ==========       ==========       ==========
Gross unrealized appreciation              $   98,521       $  105,128       $  296,986        $  32,791
Gross unrealized depreciation                 (26,840)          (4,296)        (223,962)          (9,711)
                                           ----------       ----------       ----------       ----------
  Net unrealized appreciation              $   71,681       $  100,832       $   73,024        $  23,080
                                           ==========       ==========       ==========       ==========

                                          Convertible              New         Research      Science and
                                           Securities        Discovery    International       Technology
                                                 Fund             Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------
Aggregate cost                             $  541,518       $1,686,286       $2,113,386       $2,198,963
                                           ==========       ==========       ==========       ==========
Gross unrealized appreciation              $   21,890       $   69,639       $   40,098       $   40,952
Gross unrealized depreciation                 (14,036)         (74,972)         (77,051)         (77,664)
                                           ----------       ----------       ----------       ----------
  Net unrealized appreciation
   (depreciation)                          $    7,854       $   (5,333)      $  (36,953)      $  (36,712)
                                           ==========       ==========       ==========       ==========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                     Period Ended February 28, 1997
                     ---------------------------------------------------------------------------------------------
                                 Core Growth Fund              Equity Income Fund       Special Opportunities Fund
                     ---------------------------------------------------------------------------------------------
                          Shares           Amount         Shares           Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------------
Shares sold               51,112       $  686,975         19,146       $  226,214         79,367        $  925,741
Shares issued to
  shareholders in
  reinvestment of
  distributions            8,292          106,552          1,898           23,074         21,567           241,330
Shares transferred
to Class I               (33,596)        (430,367)       (36,420)        (441,769)      (154,886)       (1,750,208)
Shares reacquired        (22,944)        (293,919)          (125)          (1,403)        (1,251)          (15,361)
                          ------       ----------         ------       ----------         ------        ----------
  Net increase
   (decrease)              2,864        $  69,241        (15,501)      $ (193,884)       (55,203)       $ (598,498)
                          ======       ==========         ======       ==========         ======        ==========

Class I Shares
                     Period Ended February 28, 1997
                     ---------------------------------------------------------------------------------------------
                                 Core Growth Fund              Equity Income Fund       Special Opportunities Fund
                     ---------------------------------------------------------------------------------------------
                          Shares           Amount         Shares           Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------------
Shares sold               41,414       $  530,533          9,959       $  120,999          2,069         $  23,394
Shares issued to
  shareholders in
  reinvestment of
  distributions             --              --              --              --              --               --
Shares transferred
from Class A              33,596          430,367         36,420          441,769        154,886         1,750,208
Shares reacquired           --              --              --              --            (2,868)          (32,554)
                          ------       ----------         ------       ----------        -------        ----------
  Net increase            75,010       $  960,900         46,379       $  562,768        154,087        $1,741,048
                          ======       ==========         ======       ==========        =======        ==========

Class A Shares
                     Period Ended August 31, 1996*
                     ---------------------------------------------------------------------------------------------
                                 Core Growth Fund              Equity Income Fund       Special Opportunities Fund
                     ---------------------------------------------------------------------------------------------
                          Shares           Amount         Shares           Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------------
Shares sold               56,000       $  605,756         44,072       $  449,397        198,828        $2,038,964
Shares issued to
  shareholders in
  reinvestment of
  distributions             --              --              --              --              --               --
Shares reacquired           (338)          (4,083)          (947)         (10,110)            (1)              (14)
                          ------       ----------         ------       ----------        -------        ----------
  Net increase            55,662       $  601,673         43,125       $  439,287        198,827        $2,038,950
                          ======       ==========         ======       ==========        =======        ==========

*For the period from the commencement of investment operations, January 2, 1996 to August 31, 1996.

Class A Shares
                     Period Ended February 28, 1997**
                     ---------------------------------------------------------------------------------------------
                                   Blue Chip Fund     Convertible Securities Fund               New Discovery Fund
                     ---------------------------------------------------------------------------------------------
                          Shares           Amount         Shares           Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------------
Shares sold               43,894       $  440,505         50,431       $  504,346         37,384        $  375,933
Shares issued to
  shareholders in
  reinvestment of
  distributions             --              --              --              --              --               --
Shares reacquired           (121)          (1,301)           (78)            (801)          --                  (1)
                          ------       ----------         ------       ----------         ------        ----------
  Net increase            43,773       $  439,204         50,353       $  503,545         37,384        $  375,932
                          ======       ==========         ======       ==========         ======        ==========

Class A Shares
                     Period Ended February 28, 1997**
                     ------------------------------------------------------------
                      Research International Fund     Science and Technology Fund
                     ------------------------------------------------------------
                          Shares           Amount         Shares           Amount
---------------------------------------------------------------------------------
Shares sold              140,576       $1,402,992         57,447       $  583,734
Shares issued to
  shareholders in
  reinvestment of
  distributions             --              --              --              --
Shares reacquired            (15)            (150)          --                 (1)
                         -------       ----------         ------       ----------
  Net increase           140,561       $1,402,842         57,447       $  583,733
                         =======       ==========         ======       ==========

Class I Shares
                     Period Ended February 28, 1997**
                     ---------------------------------------------------------------------------------------------
                                   Blue Chip Fund     Convertible Securities Fund               New Discovery Fund
                     ---------------------------------------------------------------------------------------------
                          Shares           Amount         Shares           Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------------
Shares sold               16,449       $  164,485          4,271        $  42,715        136,603       $ 1,366,076
Shares issued to
  shareholders in
  reinvestment of
  distributions             --              --              --              --              --               --
Shares reacquired             (1)             (10)          --              --              --               --
                          ------       ----------          -----        ---------        -------       -----------
  Net increase            16,448       $  164,475          4,271        $  42,715        136,603       $ 1,366,076
                          ======       ==========          =====        =========        =======       ===========

Class I Shares
                     Period Ended February 28, 1997**
                     ------------------------------------------------------------
                      Research International Fund     Science and Technology Fund
                     ------------------------------------------------------------
                          Shares           Amount         Shares           Amount
---------------------------------------------------------------------------------
Shares sold               58,602       $  586,012        151,769       $1,517,969
Shares issued to
  shareholders in
  reinvestment of
  distributions             --              --              --              --
Shares reacquired             (1)             (10)          --              --
                          ------       ----------        -------       ----------
  Net increase            58,601       $  586,002        151,769       $1,517,969
                          ======       ==========        =======       ==========

**For the period from the commencement of investment operations, January 2, 1997 to February 28, 1997.

(6) Line of Credit
Each Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the period ended February 28, 1997, were as follows:

     Core          Equity         Special           Blue    Convertible            New        Research     Science and
   Growth          Income   Opportunities           Chip     Securities      Discovery   International      Technology
     Fund            Fund            Fund           Fund           Fund           Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------
      $ 1             $ 1             $ 4           $ --            $ 1           $ --             $ 1             $ 1

(7) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 1997, the Research International Fund and the Special Opportunities Fund owned the following restricted securities (consisting of 2.4% and 0.6% of their net assets, respectively). Each Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   Date of
Fund/Description                               Acquisition            Shares              Cost             Value
------------------------------------------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL FUND
Hong Leong Finance Ltd.                     1/7/97-2/26/97             3,000           $11,940           $11,579
Jarvis Hotels PLC                           1/7/97-2/26/97            12,322           $33,892           $35,561
                                                                                                         -------
                                                                                                         $47,140

MFS SPECIAL OPPORTUNITIES FUND
Renaissance Cosmetics, Inc.                         8/8/96                20           $20,000           $20,000



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) CORE GROWTH FUND

MFS(R) EQUITY INCOME FUND

MFS(R) SPECIAL OPPORTUNITIES FUND

MFS(R) BLUE CHIP FUND

MFS(R) CONVERTIBLE SECURITIES FUND

MFS(R) NEW DISCOVERY FUND

MFS(R) RESEARCH INTERNATIONAL FUND

MFS(R) SCIENCE AND TECHNOLOGY FUND



500 Boylston Street
Boston, MA 02116-3741


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INVESTMENT MANAGEMENT
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(C)1997 MFS Fund Distributors, Inc., 500 Boylston, Street Boston, MA 02116-3741
                                                                  INC-3-2/97/715